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                                                                    EXHIBIT 10.1



















                                   DYNEGY INC.
                               401(k) SAVINGS PLAN


















                             As Amended and Restated
                            Effective January 1, 2002

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                         DYNEGY INC. 401(k) SAVINGS PLAN

                              W I T N E S S E T H :

         WHEREAS, DYNEGY INC., an Illinois corporation, hereinafter referred to as the "Company," has heretofore adopted the DYNEGY INC. PROFIT SHARING/401(k) SAVINGS PLAN, hereinafter referred to as the "PLAN," for the benefit of its eligible employees; and

         WHEREAS, the Company desires to restate the Plan and to amend the Plan in several respects, including changing the name of the Plan to the DYNEGY INC. 401(k) SAVINGS PLAN, intending thereby to provide an uninterrupted and continuing program of benefits;

         NOW, THEREFORE, the Plan is hereby restated in its entirety as follows with no interruption in time, effective as of January 1, 2002, except as otherwise indicated herein:

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                                                 TABLE OF CONTENTS



                                                                                                               PAGE
                                                                                                               ----
I.       Definitions and Construction.............................................................................1
         1.1      Definitions.....................................................................................1
                  (1)      Account(s).............................................................................1
                  (2)      Act....................................................................................1
                  (3)      After-Tax Account......................................................................1
                  (4)      After-Tax Contributions................................................................1
                  (5)      Before-Tax Account.....................................................................1
                  (6)      Before-Tax Contributions...............................................................1
                  (7)      Benefit Commencement Date..............................................................1
                  (8)      Code...................................................................................1
                  (9)      Committee..............................................................................2
                  (10)     Company................................................................................2
                  (11)     Company Stock..........................................................................2
                  (12)     Company Stock Fund.....................................................................2
                  (13)     Compensation...........................................................................2
                  (14)     Controlled Entity......................................................................2
                  (15)     Destec Account(s)......................................................................3
                  (16)     Destec After-Tax Account...............................................................3
                  (17)     Destec Before-Tax Account..............................................................3
                  (18)     Destec Employer Contribution Account...................................................3
                  (19)     Destec Plan............................................................................3
                  (20)     Destec Rollover Contribution Account...................................................3
                  (21)     Direct Rollover........................................................................3
                  (22)     Directors..............................................................................3
                  (23)     Distributee............................................................................3
                  (24)     Dow ESOP Account.......................................................................3
                  (25)     Dow Transfer Account...................................................................3
                  (26)     Effective Date.........................................................................4
                  (27)     Eligible Employee......................................................................4
                  (28)     Eligible Retirement Plan...............................................................4
                  (29)     Eligible Rollover Distribution.........................................................5
                  (30)     Eligible Surviving Spouse..............................................................5
                  (31)     Employee...............................................................................5
                  (32)     Employer...............................................................................5
                  (33)     Employer Contribution Account..........................................................6
                  (34)     Employer Contribution Account Subject to Vesting.......................................6
                  (35)     Employer Contributions.................................................................6
                  (36)     Employer Discretionary Contributions...................................................6
                  (37)     Employer Matching Contributions........................................................6
                  (38)     Employer Safe Harbor Contributions.....................................................6
                  (39)     Employment Commencement Date...........................................................6
                  (40)     Highly Compensated Employee............................................................6
                  (41)     Hour of Service........................................................................7

                                                             (i)

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                  (42)     Investment Fund........................................................................7
                  (43)     Leased Employee........................................................................7
                  (44)     Member.................................................................................7
                  (45)     Normal Retirement Date.................................................................7
                  (46)     Period of Service......................................................................7
                  (47)     Period of Severance....................................................................8
                  (48)     Plan...................................................................................8
                  (49)     Plan Year..............................................................................8
                  (50)     Reemployment Commencement Date.........................................................8
                  (51)     Rollover Contribution Account..........................................................8
                  (52)     Rollover Contributions.................................................................8
                  (53)     Service................................................................................8
                  (54)     Severance from Service Date............................................................9
                  (55)     Single Plan Member.....................................................................9
                  (56)     Trident Before-Tax Account.............................................................9
                  (57)     Trident Matching Account...............................................................9
                  (58)     Trident Member.........................................................................9
                  (59)     Trident Plan...........................................................................9
                  (60)     Trident Profit Sharing Stock Account..................................................10
                  (61)     Trust.................................................................................10
                  (62)     Trust Agreement.......................................................................10
                  (63)     Trust Fund............................................................................10
                  (64)     Trustee...............................................................................10
                  (65)     Vested Interest.......................................................................10
                  (66)     VBO...................................................................................10
                  (67)     Vesting Service.......................................................................10
         1.2      Number and Gender..............................................................................10
         1.3      Headings.......................................................................................10
         1.4      Construction...................................................................................10
II.      Participation...........................................................................................11
         2.1      Eligibility....................................................................................11
         2.2      Participation..................................................................................11
III.     Contributions...........................................................................................12
         3.1      Before-Tax Contributions.......................................................................12
         3.2      After-Tax Contributions........................................................................13
         3.3      Employer Matching Contributions................................................................14
         3.4      Employer Discretionary Contributions...........................................................15
         3.5      Employer Safe Harbor Contributions.............................................................15
         3.6      Restrictions on Employer Matching Contributions and After-Tax Contributions....................15
         3.7      Return of Contributions........................................................................15
         3.8      Disposition of Excess Deferrals and Excess Contributions.......................................16
         3.9      Rollover Contributions.........................................................................17
IV.      Allocations and Limitations.............................................................................19
         4.1      Allocation of Contributions....................................................................19
         4.2      Application of Forfeitures.....................................................................20
         4.3      Valuation of Accounts..........................................................................20

                                                            (ii)

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         4.4      Limitations and Corrections....................................................................20
V.       Investment Funds........................................................................................24
         5.1      Investment of Certain Employer Contributions...................................................24
         5.2      Investment  of  Accounts.......................................................................24
         5.3      VBO Investments................................................................................24
         5.4      Pass-Through Voting and Other Rights with Respect to Company Stock.............................25
         5.5      Stock Splits and Stock Dividends...............................................................25
         5.6      Restriction of Acquisition of Company Stock....................................................25
VI.      Retirement Benefits.....................................................................................26
VII.     Disability Benefits.....................................................................................27
         7.1      Disability Benefits............................................................................27
         7.2      Total and Permanent Disability Determined......................................................27
VIII.    Pre-Retirement Termination Benefits and Determination of Vested Interest................................28
         8.1      No Benefits Unless Herein Set Forth............................................................28
         8.2      Pre-Retirement Termination Benefit.............................................................28
         8.3      Determination of Vested Interest...............................................................28
         8.4      Crediting of Vesting Service...................................................................30
         8.5      Forfeitures of Vesting Service.................................................................31
         8.6      Forfeitures of Nonvested Account Balance.......................................................31
         8.7      Restoration of Forfeited Account Balance.......................................................32
         8.8      Special Formula for Determining Vested Interest for Partial Accounts...........................32
IX.      Death Benefits..........................................................................................34
         9.1      Death Benefits.................................................................................34
         9.2      Amendment of Article IX........................................................................34
X.       Time and Form of Payment of Benefits....................................................................35
         10.1     Time of Payment................................................................................35
         10.2     Standard and Alternative Forms of Benefit for Members..........................................37
         10.3     Standard and Alternative Forms of Death Benefit................................................39
         10.4     Cash-Out of Benefit............................................................................40
         10.5     Direct Rollover Election.......................................................................41
         10.6     Benefits from Account Balances.................................................................41
         10.7     Distributions of Company Stock and Destec Accounts.............................................41
         10.8     Commercial Annuities...........................................................................41
         10.9     Unclaimed Benefits.............................................................................42
         10.10    Amendment of Article X.........................................................................42
XI.      In-Service Withdrawals..................................................................................43
         11.1     In-Service Withdrawals.........................................................................43
         11.2     Restriction on In-Service Withdrawals..........................................................44
XII.     Loans...................................................................................................46
         12.1     Eligibility for Loan...........................................................................46
         12.2     Maximum Loan...................................................................................46
         12.3     Minimum Loan...................................................................................46
         12.4     Interest and Security..........................................................................46
         12.5     Repayment Terms of Loan........................................................................47
         12.6     Operation of Article...........................................................................48
XIII.    Administration of the Plan..............................................................................49

                                                           (iii)

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         13.1     General Administration of the Plan.............................................................49
         13.2     Records and Procedures.........................................................................49
         13.3     Meetings.......................................................................................49
         13.4     Self-Interest of Members.......................................................................49
         13.5     Compensation and Bonding.......................................................................49
         13.6     Committee Powers and Duties....................................................................49
         13.7     Employer to Supply Information.................................................................51
         13.8     Temporary Restrictions.........................................................................51
         13.9     Indemnification................................................................................51
         13.10    Claims Review..................................................................................51
         13.11    Quiet Period...................................................................................55
XIV.     Trustee and Administration of Trust Fund................................................................57
         14.1     Trust Agreement................................................................................57
         14.2     Payment of Expenses............................................................................57
         14.3     Trust Fund Property............................................................................57
         14.4     Distributions from Members' Accounts...........................................................57
         14.5     Payments Solely from Trust Fund................................................................57
         14.6     No Benefits to the Employer....................................................................58
XV.      Fiduciary Provisions....................................................................................59
         15.1     Article Controls...............................................................................59
         15.2     General Allocation of Fiduciary Duties.........................................................59
         15.3     Fiduciary Duty.................................................................................59
         15.4     Delegation and Allocation of Fiduciary Duties..................................................59
         15.5     Investment Manager.............................................................................60
XVI.     Amendments..............................................................................................61
         16.1     Right to Amend.................................................................................61
         16.2     Limitation on Amendments.......................................................................61
XVII.    Discontinuance of Contributions, Termination, Partial Termination, and Merger or Consolidation..........62
         17.1     Right to Discontinue Contributions, Terminate, or Partially Terminate..........................62
         17.2     Procedure in the Event of Discontinuance of Contributions, Termination, or Partial Termination.62
         17.3     Merger, Consolidation, or Transfer.............................................................62
XVIII.   Participating Employers.................................................................................64
         18.1     Participation and Designation of Other Employers...............................................64
         18.2     Single Plan....................................................................................65
XIX.     Miscellaneous Provisions................................................................................66
         19.1     Not Contract of Employment.....................................................................66
         19.2     Alienation of Interest Forbidden...............................................................66
         19.3     Uniformed Services Employment and Reemployment Rights Act Requirements.........................66
         19.4     Payments to Minors and Incompetents............................................................66
         19.5     Acquisition and Holding of Company Stock.......................................................66
         19.6     Power of Attorney Designations.................................................................67
         19.7     Member's and Beneficiary's Address.............................................................67
         19.8     Incorrect Information, Fraud, Concealment, or Error............................................67
         19.9     Severability...................................................................................67

                                                            (iv)

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         19.10    Jurisdiction...................................................................................67
XX.      Top-Heavy Status........................................................................................68
         20.1     Article Controls...............................................................................68
         20.2     Definitions....................................................................................68
         20.3     Top-Heavy Status...............................................................................69
         20.4     Termination of Top-Heavy Status................................................................71
         20.5     Effect of Article..............................................................................71


Appendix A        -        Withdrawals from Trident Accounts

Appendix B        -        Withdrawals from Destec Accounts

Appendix C        -        Amendment to Articles IX and X


























                                                             (v)

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                                       I.

                          DEFINITIONS AND CONSTRUCTION

         1.1 DEFINITIONS. Where the following words and phrases appear in the Plan, they shall have the respective meanings set forth below, unless their context clearly indicates to the contrary.

(1) ACCOUNT(S): A Member's After-Tax Account, Before-Tax Account, Dow ESOP Account, Dow Transfer Account, Employer Contribution Account, and/or Rollover Contribution Account, including the amounts credited thereto and any subaccounts thereof.

(2)      ACT: The Employee Retirement Income Security Act of 1974, as amended.

(3) AFTER-TAX ACCOUNT: An individual account for each Member which is credited with his After-Tax Contributions and which was credited with the balance, if any, of such Member's Prior Employee (Post-Tax) Contribution Account as of December 31, 1997. Such Account shall also be adjusted to reflect changes in value as provided in Section 4.3.

(4) AFTER-TAX CONTRIBUTIONS: Contributions made to the Plan by a Member in accordance with Section 3.2.

(5) BEFORE-TAX ACCOUNT: An individual account for each Member, which was credited with the balance in such Member's Elective Deferral Contributions Account (also known as the Pre-tax Contributions Account) under the Plan as of December 31, 1997, and which is:

         (A) credited with the Before-Tax Contributions made by the Employer on such Member's behalf and the Employer Safe Harbor Contributions, if any, made on such Member's behalf pursuant to Section 3.5 to satisfy the restrictions set forth in
                  Section 3.1(e); and

         (B)      adjusted to reflect changes in value as provided in
                  Section 4.3.

(6) BEFORE-TAX CONTRIBUTIONS: Contributions made to the Plan by the Employer on a Member's behalf in accordance with the Member's elections to defer Compensation under the Plan's qualified cash or deferred arrangement as described in Section 3.1.

(7) BENEFIT COMMENCEMENT DATE: With respect to each Member or beneficiary, the first day of the first period for which an amount is payable to the Member or beneficiary from the Trust Fund as an annuity or in any other form; provided, however, that from and after May 1, 2002, the Benefit Commencement Date shall be the date such Member's or beneficiary's benefit is paid to him from the Trust Fund as determined in accordance with Section 10.1.

(8)      CODE: The Internal Revenue Code of 1986, as amended.

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(9)      COMMITTEE: The Dynegy Inc. Benefit Plans Committee.

(10)     COMPANY: Dynegy Inc.

(11) COMPANY STOCK: The Class A common stock, without par value, of the Company.

(12) COMPANY STOCK FUND: The Investment Fund established to invest primarily in Company Stock.

(13)     COMPENSATION: The regular or base salary or wages (but (i) including
         (A) "Injury Full" short-term disability payments and (B) regular or base salary or wages paid during a military leave of absence and (ii) excluding all overtime payments and bonuses) paid by the Employer to or for the benefit of a Member for services rendered or labor performed for the Employer while a Member and an Eligible Employee, subject to the following adjustments and limitations:

         (A)      The following shall be included:

                  (i) elective contributions made on a Member's behalf by the Employer that are not includible in income under section 125, section 402(e)(3), section 402(h), or section 403(b) of the Code and any amounts that are not includible in the gross income of a Member under a salary reduction agreement by reason of the application of section 132(f) of the Code;

                  (ii) compensation deferred under an eligible deferred compensation plan within the meaning of section 457(b) of the Code; and

                  (iii) employee contributions described in section 414(h) of the Code that are picked up by the employing unit and are treated as employer contributions.

         (B) The Compensation of any Member taken into account for purposes of the Plan shall be limited to $200,000 for any Plan Year with such limitation to be:

                  (i)   adjusted automatically to reflect any amendments to
         section 401(a)(17) of the Code and any cost-of-living increases authorized by section 401(a)(17) of the Code; and

                  (ii) prorated for a Plan Year of less than twelve months and to the extent otherwise required by applicable law.

(14) CONTROLLED ENTITY: Each corporation that is a member of a controlled group of corporations, within the meaning of section 414(b) of the Code, of which the Employer is a member, each trade or business (whether or not incorporated) with which the Employer is under common control within the meaning of section 414(c) of the Code, and each member of an affiliated service group, within the meaning of section 414(m) of the Code, of which the Employer is a member.

(15) DESTEC ACCOUNT(S): A Member's Destec Before-Tax Account, Destec After-Tax Account, Destec Employer Contribution Account, and/or Destec Rollover Contribution Account, including the amounts credited thereto. In addition to other provisions of the Plan, a Member's Destec Account(s) shall be subject to the provisions of Appendix B, and in the event of any conflict, Appendix B shall control.

(16) DESTEC AFTER-TAX ACCOUNT: A subaccount of the After-Tax Account which was credited with the amount, if any, transferred from a Member's After-Tax Account under the Destec Plan and which is adjusted to reflect such Account's changes in value as provided in Section 4.3.

(17) DESTEC BEFORE-TAX ACCOUNT: A subaccount of the Before-Tax Account which was credited with the amount, if any, transferred from a Member's Before-Tax Contributions Account under the Destec Plan and which is adjusted to reflect such Account's changes in value as provided in
         Section 4.3.

(18) DESTEC EMPLOYER CONTRIBUTION ACCOUNT: A subaccount of the Employer Contribution Account which was credited with the amount, if any, transferred from a Member's Employer Contribution Account under the Destec Plan and which is adjusted to reflect such Account's changes in value as provided in Section 4.3.

(19)     DESTEC PLAN: The Destec Energy, Inc. Retirement and Savings Plan.

(20) DESTEC ROLLOVER CONTRIBUTION ACCOUNT: A subaccount of the Rollover Contribution Account which was credited with the amount, if any, transferred from a Member's Rollover Account under the Destec Plan and which is adjusted to reflect such Account's changes in value as provided in Section 4.3.

(21) DIRECT ROLLOVER: A payment by the Plan to an Eligible Retirement Plan designated by a Distributee.

(22)     DIRECTORS: The Board of Directors of the Company.

(23) DISTRIBUTEE: Each (A) Member entitled to an Eligible Rollover Distribution, (B) Member's surviving spouse with respect to the interest of such surviving spouse in an Eligible Rollover Distribution, and (C) former spouse of a Member who is an alternate payee under a qualified domestic relations order, as defined in section 414(p) of the Code, with regard to the interest of such former spouse in an Eligible Rollover Distribution.

(24) DOW ESOP ACCOUNT: An individual account for each Member which was credited with the amount, if any, transferred from the Member's Dow ESOP Account under the Destec Plan and which is adjusted to reflect such Account's changes in value as provided in Section 4.3. Effective as of December 1, 2001, Dow ESOP Accounts ceased to be invested solely in the common stock of The Dow Chemical Company.

(25) DOW TRANSFER ACCOUNT: An individual account for each Member which (A) was credited with the amount, if any, transferred from the Member's Dow Transfer Account under the Destec Plan, (B) was credited with amounts, if any, transferred from the Member's Dow ESOP Account pursuant to the provisions of the Plan in effect prior to December 1, 2001, and (C) is adjusted to reflect such Account's changes in value as provided in
         Section 4.3.

(26) EFFECTIVE DATE: January 1, 2002, as to this restatement of the Plan, except (A) as otherwise indicated in specific provisions of the Plan, and (B) that provisions of the Plan required to have an earlier effective date by applicable statute and/or regulation shall be effective as of the required effective date in such statute and/or regulation. The original effective date of the Plan was May 1, 1989.

(27) ELIGIBLE EMPLOYEE: Each Employee other than (A) an Employee whose terms and conditions of employment are governed by a collective bargaining agreement, unless such agreement provides for his coverage under the Plan, (B) a nonresident alien, (C) an Employee who is a Leased Employee or who is designated, compensated, or otherwise classified by the Employer as a Leased Employee, (D) an individual who is deemed to be an Employee pursuant to Treasury regulations issued under section 414(o) of the Code, (E) an Employee who has waived participation in the Plan through any means including, but not limited to, an Employee whose employment is governed by a written agreement with the Employer (including an offer letter setting forth the terms and conditions of employment) that provides that the Employee is not eligible to participate in the Plan (a general statement in the agreement, offer letter, or other communication stating that the Employee is not eligible for benefits shall be construed to mean that the Employee is not an Eligible Employee), and (F) an Employee of an entity that has been designated to participate in the Plan pursuant to the provisions of Article XVIII to the extent that such entity's designation specifically excepts such Employee's participation. Notwithstanding any provision of the Plan to the contrary, no individual who is designated, compensated, or otherwise classified or treated by the Employer as an independent contractor or other non-common law employee shall be eligible to become a Member of the Plan. It is expressly intended that individuals not treated as common law employees by the Employer are to be excluded from Plan participation even if a court or administrative agency determines that such individuals are common law employees.

(28) ELIGIBLE RETIREMENT PLAN: Any of (A) an individual retirement account described in section 408(a) of the Code, (B) an individual retirement annuity described in section 408(b) of the Code, (C) an annuity plan described in section 403(a) of the Code, (D) a qualified plan described in section 401(a) of the Code, which under its provisions does, and under applicable law may, accept a Distributee's Eligible Rollover Distribution, (E) an annuity contract described in section 403(b) of the Code, and (F) an eligible plan under section 457(b) of the Code which is maintained by a state, political subdivision of a state, or agency or instrumentality of a state or political subdivision of a state and which agrees to separately account for the amounts transferred into such plan from the Plan. The definition of Eligible Retirement Plan shall also apply in the case of a distribution to a surviving spouse or to a spouse or former spouse who is an alternate payee under a qualified domestic relations order, as defined in section 414(p) of the Code.

(29) ELIGIBLE ROLLOVER DISTRIBUTION: With respect to a Distributee, any distribution of all or any portion of the Accounts of a Member other than (A) a distribution that is one of a series of substantially equal periodic payments (not less frequently than annually) made for the life (or life expectancy) of the Distributee or the joint lives (or joint life expectancies) of the Distributee and the Distributee's designated beneficiary or for a specified period of ten years or more, (B) a distribution to the extent such distribution is required under section 401(a)(9) of the Code, (C) the portion of a distribution that is not includible in gross income (determined without regard to the exclusion for net unrealized appreciation with respect to employer securities),
         (D) a loan treated as a distribution under section 72(p) of the Code and not excepted by section 72(p)(2), (E) a loan in default that is a deemed distribution, (F) any corrective distribution provided in Sections 3.8 and 4.4(b), (G) a distribution pursuant to Section 11.1(e), and (H) any other distribution so designated by the Internal Revenue Service in revenue rulings, notices, and other guidance of general applicability. Notwithstanding the foregoing or any other provision of the Plan, a portion of a distribution shall not fail to be an Eligible Rollover Distribution merely because the portion consists of after-tax employee contributions which are not includible in gross income; provided, however, that such portion may be transferred only to an individual retirement account or annuity described in section 408(a) or (b) of the Code or to a qualified defined contribution plan described in section 401(a) or 403(a) of the Code that agrees to separately account for amounts so transferred, including separately accounting for the portion of such distribution which is includible in gross income and the portion of such distribution which is not so includible.

(30) ELIGIBLE SURVIVING SPOUSE: (A) In the case of a Member who is living on his Benefit Commencement Date, the spouse to whom a deceased Member was married on his Benefit Commencement Date and (B) in the case of a Member who dies before his Benefit Commencement Date, the spouse to whom a deceased Member was married on the date of his death.

(31) EMPLOYEE: Each (A) individual employed by the Employer and (B) Leased Employee.

(32) EMPLOYER: The Company and each other entity that has been designated to participate in the Plan pursuant to the provisions of Article XVIII. As of the Effective Date, the other entities that have been designated to participate in the Plan pursuant to the provisions of Article XVIII are Calcasieu Power, LLC, Dynegy Global Communications, Inc., Dynegy Global Liquids (Cayman) Ltd., Dynegy Marketing and Trade, Dynegy Midstream Services, Limited Partnership, Dynegy Power Corp., Dynegy Power Marketing, Inc., Illinova Energy Partners, Inc. and Illinova Generating Company.

(33) EMPLOYER CONTRIBUTION ACCOUNT: An individual account for each Member, which (A) was credited with the balances in the Matching Contribution Account and the Nonelective Contributions Account (also known as the Profit Sharing/Discretionary Contribution Account) under the Plan as of December 31, 1997, (B) is credited with the sum of (i) the Employer Matching Contributions made on such Member's behalf pursuant to Section 3.3, (ii) the Employer Discretionary Contributions, if any, made on such Member's behalf pursuant to Section 3.4, and (iii) the Employer Safe Harbor Contributions, if any, made on such Member's behalf pursuant to Section 3.5 to satisfy the restrictions set forth in
         Section 3.6, and (C) is adjusted to reflect such Account's changes in value as provided in Section 4.3.

(34) EMPLOYER CONTRIBUTION ACCOUNT SUBJECT TO VESTING: The portion of a Member's Employer Contribution Account which is subject to the vesting schedule set forth in Section 8.3(e).

(35) EMPLOYER CONTRIBUTIONS: The total of Employer Matching Contributions, Employer Discretionary Contributions, and Employer Safe Harbor Contributions.

(36) EMPLOYER DISCRETIONARY CONTRIBUTIONS: Contributions made to the Plan by the Employer pursuant to Section 3.4.

(37) EMPLOYER MATCHING CONTRIBUTIONS: Contributions made to the Plan by the Employer pursuant to Section 3.3.

(38) EMPLOYER SAFE HARBOR CONTRIBUTIONS: Contributions made to the Plan by the Employer pursuant to Section 3.5.

(39) EMPLOYMENT COMMENCEMENT DATE: The date on which an individual first performs an Hour of Service.

(40) HIGHLY COMPENSATED EMPLOYEE: Each Employee who performs services during the Plan Year for which the determination of who is highly compensated is being made (the "Determination Year") and who:

         (A) is a five-percent owner of the Employer (within the meaning of section 416(i)(1)(A)(iii) of the Code) at any time during the Determination Year or the twelve-month period immediately preceding the Determination Year (the "Look-Back Year"); or

         (B)      For the Look-Back Year

                  (i) receives compensation (within the meaning of section 414(q)(4) of the Code; "compensation" for purposes of this Paragraph) in excess of $90,000 (with such amount to be adjusted automatically to reflect any cost-of-living adjustments authorized by section 414(q)(1) of the Code) during the Look-Back Year; and

                  (ii) if the Committee elects the application of this clause in such Look-Back Year, is a member of the top 20% of Employees for the Look-Back Year (other than

         Employees described in section 414(q)(5) of the Code) ranked on the basis of compensation received during the year.

         For purposes of the preceding sentence, (i) all employers aggregated with the Employer under section 414(b), (c), (m), or (o) of the Code shall be treated as a single employer and (ii) a former Employee who had a separation year (generally, the Determination Year such Employee separates from service) prior to the Determination Year and who was an active Highly Compensated Employee for either such separation year or any Determination Year ending on or after such Employee's fifty-fifth birthday shall be deemed to be a Highly Compensated Employee. To the extent that the provisions of this Paragraph are inconsistent or conflict with the definition of a "highly compensated employee" set forth in section 414(q) of the Code and the Treasury regulations thereunder, the relevant terms and provisions of section 414(q) of the Code and the Treasury regulations thereunder shall govern and control.

(41) HOUR OF SERVICE: Each hour for which an individual is directly or indirectly paid, or entitled to payment, by the Employer or a Controlled Entity as an Employee for the performance of duties.

(42) INVESTMENT FUND: Investment funds made available from time to time for the investment of Plan assets as described in Article V.

(43) LEASED EMPLOYEE: Each person who is not an employee of the Employer or a Controlled Entity but who performs services for the Employer or a Controlled Entity pursuant to an agreement (oral or written) between the Employer or a Controlled Entity and any leasing organization, provided that (A) such person has performed such services for the Employer or a Controlled Entity or for related persons (within the meaning of section 144(a)(3) of the Code) on a substantially full-time basis for a period of at least one year and (B) such services are performed under primary direction or control by the Employer or a Controlled Entity.

(44) MEMBER: Each individual who (A) has met the eligibility requirements for participation in the Plan pursuant to Article II, or (B) has made a Rollover Contribution in accordance with Section 3.9, but only to the extent provided in Section 3.9. For purposes of Article V and Section
         19.6 only, the beneficiary of a deceased Member and any alternate payee under a qualified domestic relations order (as defined in section 19.2) shall have the rights of a Member.

(45) NORMAL RETIREMENT DATE: The date a Member attains the age of sixty-five.

(46) PERIOD OF SERVICE: Each period of an individual's Service commencing on his Employment Commencement Date or a Reemployment Commencement Date, if applicable, and ending on a Severance from Service Date. Notwithstanding the foregoing, a period during which an individual is absent from Service by reason of the individual's pregnancy, the birth of a child of the individual, the placement of a child with the individual in connection with the adoption of such child by the individual, or for the purposes of caring for such child for the period immediately following such birth or placement shall not constitute a Period of Service between the first and second anniversary of the first date of such absence. A Period of Service shall also include any period required to be credited as a Period of Service by federal law other than the Act or the Code, but only under the conditions and to the extent so required by such federal law. Further, to the extent required by section 414(n) of the Code and the applicable interpretative authority thereunder, an individual's Period of Service shall include any period for which such individual was a Leased Employee (or would have been a Leased Employee but for the requirements of Section 1.1(43)(A)).

(47) PERIOD OF SEVERANCE: Each period of time commencing on an individual's Severance from Service Date and ending on a Reemployment Commencement Date.

(48) PLAN: The Dynegy Inc. 401(k) Savings Plan, as amended from time to time.

(49) PLAN YEAR: The twelve-consecutive month period commencing January 1 of each year.

(50) REEMPLOYMENT COMMENCEMENT DATE: The first date upon which an individual performs an Hour of Service following a Severance from Service Date.

(51) ROLLOVER CONTRIBUTION ACCOUNT: An individual account for a Member, which (A) was credited with the amount, if any, credited to such Member's Rollover Contributions Account as of December 31, 1997, (B) is credited with the Rollover Contributions of such Member, and (C) is adjusted to reflect such Account's changes in value as provided in
         Section 4.3.

(52) ROLLOVER CONTRIBUTIONS: Contributions made by an Eligible Employee pursuant to Section 3.9.

(53) SERVICE: The period of an individual's employment with the Employer or a Controlled Entity. In addition, the Committee may, in its discretion, credit individuals with Service for employment with any other entity, but only if and when such individual becomes an Eligible Employee and only if (i) such service would not otherwise be credited as Service and
         (ii) such crediting of Service (A) has a legitimate business reason,
         (B) does not by design or operation discriminate significantly in favor of Highly Compensated Employees, and (C) is applied to all similarly-situated Eligible Employees. In addition, the Committee, in its discretion, may credit individuals with Service based on imputed service for periods after such individual has commenced participation in the Plan while such individual is not performing service for the Employer or while such individual is an Employee with a reduced work schedule, but only if (i) such service would not otherwise be credited as Service, (ii) such crediting of Service (A) has a legitimate business reason, (B) does not by design or operation discriminate significantly in favor of Highly Compensated Employees, and (C) is applied to all similarly situated employees, and (iii) the individual has not permanently ceased to perform service as an Employee, provided that the preceding clause (iii) of this sentence shall not apply if (x) the individual is not performing service for the Employer because of a disability, (y) the individual is performing service for another employer under an arrangement that provides some ongoing business benefit to the Employer, or (z) for purposes of vesting, the individual is performing service for another employer that is being treated under the Plan as actual service with the Employer. Notwithstanding the foregoing, each Member shall be credited with Service, as of December 31, 1997, in accordance with the provisions of the Plan in effect at such time.

(54) SEVERANCE FROM SERVICE DATE: The earlier of (A) the first date on which an individual terminates his Service following his Employment Commencement Date or a Reemployment Commencement Date, if applicable,
         (B) the first anniversary of the first date of a period in which an Employee remains absent from Service (with or without pay) with the Employer for any reason other than an authorized leave of absence, resignation, retirement, discharge, or death, such as vacation, holiday, disability, or lay-off that is not classified by the Employer as a termination of Service, or (C) the second anniversary of the first date of an Employee's authorized leave of absence (with or without pay). Notwithstanding the foregoing, the Severance from Service Date of an individual who is absent from Service by reason of the individual's pregnancy, the birth of a child of the individual, the placement of a child with the individual in connection with the adoption of such child by the individual, or for purposes of caring for such child for the period immediately following such birth or placement shall be the second anniversary of the first date of such absence.

(55) SINGLE PLAN MEMBER: With respect to a Plan Year, an individual who (A) as of the last day of such Plan Year, is an Eligible Employee and is not currently accruing benefits or earning service credit under the Trident NGL, Inc. Retirement Plan or (B) terminated employment during such Plan Year on or after his Normal Retirement Date or by reason of death or disability (as defined in Section 7.2) and, immediately prior to such termination, was not currently accruing benefits or earning service credit under the Trident NGL, Inc. Retirement Plan.

(56) TRIDENT BEFORE-TAX ACCOUNT: A subaccount of the Before-Tax Account which was credited with the amount, if any, transferred from a Trident Member's Pretax Deferral Account under the Trident Plan and which is adjusted to reflect such Account's changes in value pursuant to Section
         4.3. In addition to other provisions of the Plan, a Member's Trident Before-Tax Account shall be subject to the provisions of Appendix A, and in the event of any conflict, Appendix A shall control.

(57) TRIDENT MATCHING ACCOUNT: A subaccount of the Employer Contribution Account which was credited with the amounts, if any, transferred from a Member's Matching Account under the Trident Plan, and which is adjusted to reflect such Account's changes in value pursuant to Section 4.3. In addition to other provisions of the Plan, a Member's Trident Matching Account shall be subject to the provisions of Appendix A, and in the event of any conflict, Appendix A shall control.

(58) TRIDENT MEMBER: A Member with a balance in the Trident Plan that was transferred to the Plan.

(59) TRIDENT PLAN: The Trident NGL, Inc. Savings Plan which was, effective April 1, 1995, merged with and into the Plan.

(60) TRIDENT PROFIT SHARING STOCK ACCOUNT: A subaccount of the Employer Contribution Account which was credited with the amounts, if any, transferred from a Member's Profit Sharing Account under the Trident Plan and that were invested in Company Stock, and which is adjusted to reflect such Account's changes in value pursuant to Section 4.3.

(61) TRUST: The trust(s) established under the Trust Agreement(s) to hold and invest contributions made under the Plan and income thereon, and from which the Plan benefits are distributed.

(62) TRUST AGREEMENT: The agreement(s) entered into between the Company and the Trustee establishing the Trust, as such agreement(s) may be amended from time to time.

(63) TRUST FUND: The funds and properties held pursuant to the provisions of the Trust Agreement for the use and benefit of the Members, together with all income, profits, and increments thereto.

(64) TRUSTEE: The trustee or trustees qualified and acting under the Trust Agreement at any time.

(65) VESTED INTEREST: The portion of a Member's Accounts which, pursuant to the Plan, is nonforfeitable.

(66) VBO: The "Vanguard Brokerage Option" that is an Investment Fund under the Plan, as described in Section 5.3.

(67) VESTING SERVICE: The measure of service used in determining a Member's Vested Interest as determined pursuant to Sections 8.4 and 8.5.

         1.2 NUMBER AND GENDER. Wherever appropriate herein, words used in the singular shall be considered to include the plural and words used in the plural shall be considered to include the singular. The masculine gender, where appearing in the Plan, shall be deemed to include the feminine gender.

         1.3 HEADINGS. The headings of Articles and Sections herein are included solely for convenience, and if there is any conflict between such headings and the text of the Plan, the text shall control.

         1.4 CONSTRUCTION. It is intended that the Plan be qualified within the meaning of section 401(a) of the Code and that the Trust be tax exempt under section 501(a) of the Code, and all provisions herein shall be construed in accordance with such intent.

                                       II.

                                  PARTICIPATION

         2.1 ELIGIBILITY. On or after the Effective Date, each Eligible Employee shall be eligible to become a Member immediately upon his employment as an Eligible Employee. Notwithstanding the foregoing:

                  (a) An individual who was a Member of the Plan on the day prior to the Effective Date shall remain a Member of this restatement thereof as of the Effective Date;

                  (b) An Employee who has not become a Member of the Plan because he was not an Eligible Employee shall be eligible to become a Member of the Plan immediately upon becoming an Eligible Employee as a result of a change in his employment status; and

                  (c) A Member who ceases to be an Eligible Employee but remains an Employee shall continue to be a Member but, on and after the date he ceases to be an Eligible Employee, he shall no longer be entitled to defer Compensation hereunder, make contributions to the Plan, or share in allocations of Employer Contributions unless and until he shall again become an Eligible Employee.

         2.2 PARTICIPATION. Membership in the Plan is voluntary. Any Eligible Employee may become a Member upon the date he first become eligible pursuant to Section 2.1 by following the procedures prescribed by the Committee within the time limits prescribed by the Committee. Any Eligible Employee who does not become a Member upon the date he first becomes eligible pursuant to Section 2.1 may become a Member on the first day of any subsequent payroll period by timely following the procedures prescribed by the Committee. Notwithstanding the foregoing, membership in the Plan is automatic for any individual who qualifies as a Single Plan Member.

                                      III.

                                  CONTRIBUTIONS

         3.1      BEFORE-TAX CONTRIBUTIONS.

                  (a) A Member may elect to defer an integral percentage of not less than 1% of his Compensation for a Plan Year by having the Employer contribute the amount so deferred to the Plan. A Member's election to defer an amount of his Compensation pursuant to this Section shall be made by authorizing his Employer, in the manner prescribed by the Committee, to reduce his Compensation in the elected amount and the Employer, in consideration thereof, agrees to contribute an equal amount to the Plan. The Compensation elected to be deferred by a Member for a Plan Year pursuant to this Section shall become a part of the Employer's Before-Tax Contributions for such Plan Year and shall be allocated in accordance with Section 4.1(a). Compensation for a Plan Year not so deferred by a Member shall be received by such Member in cash.

                  (b) A Member's deferral election shall remain in force and effect for all periods following the effective date of such election (which shall be as soon as administratively feasible after the election is made) until modified or terminated or until such Member terminates his employment or ceases to be an Eligible Employee. A Member who has elected to defer a portion of his Compensation may change his deferral election percentage, effective as of the first day of any payroll period, by communicating such new deferral election percentage to his Employer in the manner and within the time period prescribed by the Committee.

                  (c) A Member may cancel his deferral election, effective as of the first day of any payroll period by communicating such cancellation to his Employer in the manner and within the time period prescribed by the Committee. A Member who so cancels his deferral election may resume deferrals, effective as of the first day of any payroll period, by communicating his new deferral election to his Employer in the manner and within the time period prescribed by the Committee.

                  (d) In restriction of the Members' elections provided in Paragraphs (a), (b), and (c) above, the Before-Tax Contributions and the elective deferrals (within the meaning of Section 402(g)(3) of the Code) under all other plans, contracts, and arrangements of the Employer on behalf of any Member for any calendar year shall not exceed $11,000 for calendar year 2002, $12,000 for calendar year 2003, $13,000 for calendar year 2004, $14,000 for calendar year 2005, and $15,000 for calendar year 2006 (with such amount to be adjusted automatically to reflect any cost-of-living adjustments authorized by
Section 402(g)(4) of the Code).

                  (e) In further restriction of the Members' elections provided in Paragraphs (a), (b), and (c) above, it is specifically provided that one of the "actual deferral percentage" tests set forth in section 401(k)(3) of the Code and the Treasury regulations thereunder must be met in each Plan Year. Such testing shall utilize the current year testing method as such term is defined in Internal Revenue Service Notice 98-1.

                  (f) If the Committee determines that a reduction of Compensation deferral elections made pursuant to Paragraphs (a), (b) and (c) above is necessary to insure that the restrictions set forth in Paragraph (d) or
(e) above are met for any Plan Year, the Committee may reduce the elections of affected Members on a temporary and prospective basis in such manner as the Committee shall determine.

                  (g) As soon as administratively feasible following the end of each payroll period, but no later than the time required by applicable law, the Employer shall contribute to the Trust, as Before-Tax Contributions with respect to each Member, an amount equal to the amount of Compensation elected to be deferred, pursuant to Paragraphs (a) and (b) above (as adjusted pursuant to Paragraph (f) above), by such Member during such payroll period. Such contributions, as well as the contributions made pursuant to Sections 3.3, 3.4, and 3.5, shall be made without regard to current or accumulated profits of the Employer. Notwithstanding the foregoing, the Plan is intended to qualify as a profit sharing plan for purposes of sections 401(a), 402, 412, and 417 of the Code.

         3.2      AFTER-TAX CONTRIBUTIONS.

                  (a) If the Before-Tax Contributions to be made with respect to a Member are restricted by the limitations set forth in Section 3.1(d) for a calendar year, then, automatically and without any further action by such Member, such Member's Compensation shall continue to be reduced by the percentage elected by the Member and then in effect pursuant to Section 3.1(a),
(b), or (c) for the remainder of such year but on an after-tax basis with such reductions to be contributed to the Plan as his After-Tax Contributions. Effective as of the first day of the following Plan Year, automatically and without any further action by the Member, such Member's Compensation reduction election as then in effect under this Paragraph (a), as adjusted pursuant to Paragraphs (c), (d) and (f) below, shall revert to an election to defer Compensation pursuant to Section 3.1(a).

                  (b) Without limiting the applicability of Paragraph (a) above, a Member may contribute to the Plan, as his After-Tax Contributions, an integral percentage of not less than 1% of his Compensation. After-Tax Contributions shall be made by authorizing the Employer to withhold such contributions from the Member's Compensation as of each payroll period. Each Member may elect the amount of his After-Tax Contributions in the manner and within the time period prescribed by the Committee.

                  (c) A Member may change the amount of his After-Tax Contributions pursuant to Paragraph (a) and/or (b) above effective as of the first day of any payroll period by electing a new After-Tax Contribution percentage in the manner and within the time period prescribed by the Committee.

                  (d) A Member may suspend his After-Tax Contributions pursuant to Paragraph (a) and/or (b) above effective as of the first day of any payroll period in accordance with the procedures and within the time period prescribed by the Committee. Resumption of suspended After-Tax Contributions shall be made effective as of the first day of any subsequent payroll period by making a new election in the manner and within the time period prescribed by the Committee; provided, however, that a Member may not resume his After-Tax Contributions pursuant to Paragraph (a) above once such After-Tax Contributions have been suspended pursuant to this Paragraph.

                  (e) A Member may at any time elect to make a lump sum After-Tax Contribution to the Plan. Such After-Tax Contribution shall be paid to the Employer by such Member in cash (including personal check or other method approved by the Committee), in an amount determined by such Member; provided, however, that such contribution may not exceed the otherwise applicable limits set forth in the Plan.

                  (f) If the restrictions set forth in Section 3.6 would not otherwise be met for any Plan Year, (1) the After-Tax Contribution elections made pursuant to Paragraphs (a), (b), (c), and (d) above of affected Members may be reduced by the Committee on a temporary and prospective basis in such manner as the Committee shall determine and (2) any After-Tax Contributions pursuant to Paragraph (e) above of affected Members may be limited or disallowed.

                  (g) As soon as administratively feasible following (1) the end of each payroll period or (2) the receipt by the Employer of a Member's payment pursuant to Paragraph (e) above, but in either event no later than the time required by applicable law, the Employer shall contribute to the Trust the After-Tax Contributions withheld from the Members' Compensation during such payroll period or paid to the Employer in accordance with Paragraph (e) above, as applicable.

         3.3      EMPLOYER MATCHING CONTRIBUTIONS.

                  (a) For each month of a Plan Year, the Employer shall contribute to the Trust, as Employer Matching Contributions, an amount that equals 100% of the Before-Tax Contributions that were made pursuant to Section
3.1 on behalf of each of the Members during such month and that were not in excess of 5% of each such Member's Compensation for such month.

                  (b) In addition to the Employer Matching Contributions made pursuant to Paragraph (a) above, for each Plan Year the Employer shall contribute to the Trust, as Employer Matching Contributions, an amount equal to the difference, if any, between (1) 100% of the Before-Tax Contributions that were made pursuant to Section 3.1 on behalf of each of the Eligible Members during such Plan Year and that were not in excess of 5% of each such Eligible Member's Compensation for such Plan Year and (2) the Employer Matching Contributions made pursuant to Paragraph (a) above for each such Eligible Member for such Plan Year. For purposes of this Paragraph, the term "Eligible Member" shall mean each Member who was an Eligible Employee on the last day of the applicable Plan Year.

                  (c) Employer Matching Contributions shall be contributed to the Trust in the form of shares of Company Stock. The shares of Company Stock that are so contributed shall be valued at the closing price of such stock on the New York Stock Exchange, Inc. as reported by The Wall Street Journal in the New York Stock Exchange Composite Transactions for the last day of the month for which the contribution is made (or the next preceding regular business day if the last day of such month is not a regular business day).

         3.4 EMPLOYER DISCRETIONARY CONTRIBUTIONS. For each Plan Year, the Employer may contribute to the Trust, as an Employer Discretionary Contribution, an additional amount as determined in its discretion. Employer Discretionary Contributions shall be made in shares of Company Stock. The shares of Company Stock that are so contributed shall be valued at the closing price of such stock on the New York Stock Exchange, Inc. as reported by The Wall Street Journal in the New York Stock Exchange Composite Transactions for the last day of the Plan Year for which the contribution is made (or the next preceding regular business date if the last day of such Plan Year is not a regular business date).

         3.5 EMPLOYER SAFE HARBOR CONTRIBUTIONS. In addition to the Employer Matching Contributions made pursuant to Section 3.3 and the Employer Discretionary Contributions made pursuant to Section 3.4, for each Plan Year, the Employer, in its discretion, may contribute to the Trust as a "safe harbor contribution" for such Plan Year the amounts necessary to cause the Plan to satisfy the restrictions set forth in Section 3.1(e) (with respect to certain restrictions on Before-Tax Contributions) and Section 3.6 (with respect to certain restrictions on Employer Matching Contributions). Amounts contributed in order to satisfy the restrictions set forth in Section 3.1(e) shall be considered "qualified matching contributions" (within the meaning of Treasury regulation Section 1.401(k)-1(g)(13)) for purposes of such Section, and amounts contributed in order to satisfy the restrictions set forth in Section 3.6 shall be considered Employer Matching Contributions for purposes of such Section. "Qualified matching contributions" may be contributed to the Plan under the preceding sentence for purposes of satisfying the restrictions set forth in
Section 3.1(e) only if the conditions described in Treasury regulation
Section 1.401(k)-1(b)(5) are satisfied. Any amounts contributed pursuant to this Paragraph shall be allocated in accordance with the provisions of Sections 4.1(e), (f) and (g).

         3.6 RESTRICTIONS ON EMPLOYER MATCHING CONTRIBUTIONS AND AFTER-TAX CONTRIBUTIONS. In restriction of the Employer Matching Contributions and After-Tax Contributions hereunder, it is specifically provided that one of the "actual contribution percentage" tests set forth in section 401(m) of the Code and the Treasury regulations thereunder must be met in each Plan Year. Such testing shall utilize the current year testing method as such term is defined in Internal Revenue Service Notice 98-1. The Committee may elect, in accordance with applicable Treasury regulations, to treat Before-Tax Contributions to the Plan as Employer Matching Contributions for purposes of meeting this requirement.

         3.7 RETURN OF CONTRIBUTIONS. Anything to the contrary herein notwithstanding, the Employer's contributions to the Plan are contingent upon the deductibility of such contributions under section 404 of the Code. To the extent that a deduction for contributions is disallowed, such contributions shall, upon the written demand of the Employer, be returned to the Employer by the Trustee within one year after the date of disallowance, reduced by any net losses of the Trust Fund attributable thereto but not increased by any net earnings of the Trust Fund attributable thereto, which net earnings shall be treated as a forfeiture in accordance with Section 4.2. Moreover, if Employer contributions are made under a mistake of fact, such contributions shall, upon the written demand of the Employer, be returned to the Employer by the Trustee within one year after the payment thereof, reduced by any net losses of the Trust Fund attributable thereto but not increased by any net earnings of the Trust Fund attributable thereto, which net earnings shall be treated as a forfeiture in accordance with Section 4.2.

         3.8      DISPOSITION OF EXCESS DEFERRALS AND EXCESS CONTRIBUTIONS.

                  (a) Anything to the contrary herein notwithstanding, any Before-Tax Contributions to the Plan for a calendar year on behalf of a Member in excess of the limitations set forth in Section 3.1(d) and any "excess deferrals" from other plans allocated to the Plan by such Member no later than March 1 of the next following calendar year within the meaning of, and pursuant to the provisions of, section 402(g)(2) of the Code, shall be distributed to such Member not later than April 15 of the next following calendar year.

                  (b) Anything to the contrary herein notwithstanding, if, for any Plan Year, the aggregate Before-Tax Contributions made by the Employer on behalf of Highly Compensated Employees exceeds the maximum amount of Before-Tax Contributions permitted on behalf of such Highly Compensated Employees pursuant to Section 3.1(e), an excess amount shall be determined by reducing Before-Tax Contributions on behalf of Highly Compensated Employees in order of their highest actual deferral percentages in accordance with section 401(k)(8)(B)(ii) of the Code and the Treasury regulations thereunder. Once determined, such excess shall be distributed to Highly Compensated Employees in order of the highest dollar amounts contributed on behalf of such Highly Compensated Employees in accordance with section 401(k)(8)(C) of the Code and the Treasury regulations thereunder before the end of the next following Plan Year.

                  (c) Anything to the contrary herein notwithstanding, if, for any Plan Year, the aggregate Employer Matching Contributions and After-Tax Contributions allocated to the Accounts of Highly Compensated Employees exceeds the maximum amount of such Employer Matching Contributions and After-Tax Contributions permitted on behalf of such Highly Compensated Employees pursuant to Section 3.6, an excess amount shall be determined by reducing, first, After-Tax Contributions made by, and second, Employer Matching Contributions made on behalf of, Highly Compensated Employees in order of their highest contribution percentages in accordance with section 401(m)(6)(B)(ii) of the Code and Treasury regulations thereunder. Once determined, such excess shall be distributed to Highly Compensated Employees in order of the highest dollar amounts contributed by or on behalf of such Highly Compensated Employees in accordance with section 401(m)(6)(C) of the Code and the Treasury regulations thereunder (or, if such excess contributions are forfeitable, they shall be forfeited) before the end of the next following Plan Year. Employer Matching Contributions which have not yet vested shall be forfeited pursuant to this Paragraph only if distribution of all vested Employer Matching Contributions is insufficient to meet the requirements of this Paragraph. If vested Employer Matching Contributions are distributed to a Member and nonvested Employer Matching Contributions remain credited to such Member's Accounts, such nonvested Employer Matching Contributions shall vest at the same rate as if such distribution had not been made.

                  (d) In coordinating the disposition of excess deferrals and excess contributions pursuant to this Section, such excess deferrals and excess contributions shall be disposed of in the following order:

                  (1) First, excess Before-Tax Contributions that constitute excess deferrals described in Paragraph (a) above that are not considered in determining the amount of Employer Matching Contributions pursuant to Section 3.3 shall be distributed;

                  (2) Next, excess Before-Tax Contributions that constitute excess deferrals described in Paragraph (a) above that are considered in determining the amount of Employer Matching Contributions pursuant to Section 3.3 shall be distributed, and the Employer Matching Contributions with respect to such Before-Tax Contributions shall be forfeited;

                  (3) Next, excess Before-Tax Contributions described in Paragraph (b) above that are not considered in determining the amount of Employer Matching Contributions pursuant to Section 3.3 shall be distributed;

                  (4) Next, excess Before-Tax Contributions described in Paragraph (b) above that are considered in determining the amount of Employer Matching Contributions pursuant to Section 3.3 shall be distributed, and the Employer Matching Contributions with respect to such Before-Tax Contributions shall be forfeited;

                  (5) Next, excess After-Tax Contributions described in Paragraph (c) above shall be distributed; and

                  (6) Finally, excess Employer Matching Contributions described in Paragraph (c) above shall be distributed (or, if forfeitable, forfeited).

                  (e) Any distribution or forfeiture of excess deferrals or excess contributions pursuant to the provisions of this Section shall be adjusted for income or loss allocated thereto in the manner determined by the Committee in accordance with any method permissible under applicable Treasury regulations. Any forfeiture pursuant to the provisions of this Section shall be considered to have occurred on the date which is 2 1/2 months after the end of the Plan Year.

         3.9      ROLLOVER CONTRIBUTIONS.

                  (a) Rollover Contributions may be made to the Plan by any Eligible Employee of amounts received by such Eligible Employee from a qualified plan described in Section 401(a) or 403(a) of the Code or an annuity contract described in Section 403(b) of the Code (excluding, in each case, after-tax employee contributions). In addition, the Plan will accept a Rollover Contribution of the portion of a distribution received by an Eligible Employee from an individual retirement account or annuity described in Section 408(a) or 408(b) of the Code that is eligible to be rolled over and would otherwise be includible in gross income. Rollover Contributions pursuant to this Paragraph may only be made to the Plan pursuant to and in accordance with applicable provisions of the Code and Treasury regulations promulgated thereunder.

                  (b) Qualified direct Rollover Contributions may be made to the Plan by any Eligible Employee of amounts received by such Eligible Employee from any of a qualified plan described in Section 401(a) or 403(a) of the Code (including after-tax employee contributions) or an annuity described in Section 403(b) of the Code (excluding after-tax employee contributions). Qualified direct Rollover Contributions may be made to the Plan only pursuant to and in accordance with applicable provisions of the Code and Treasury regulations promulgated thereunder. A direct Rollover Contribution of amounts that are "eligible rollover distributions" within the meaning of Section 402(f)(2)(A) of the Code may be made to the Plan irrespective of whether such eligible rollover distribution was paid to the Eligible Employee or paid to the Plan as a "direct" Rollover Contribution.

                  (c) Any Eligible Employee desiring to effect a Rollover Contribution to the Plan must follow the procedures prescribed by the Committee for such purpose. The Committee may require as a condition to accepting any Rollover Contribution that such Eligible Employee furnish any evidence that the Committee in its discretion deems satisfactory to establish that the proposed Rollover Contribution is in fact eligible for rollover to the Plan and is made pursuant to and in accordance with applicable provisions of the Code and Treasury regulations. All Rollover Contributions to the Plan must be made in cash. A Rollover Contribution shall be credited to the Rollover Contribution Account of the Eligible Employee for whose benefit such Rollover Contribution is being made as of the day such Rollover Contribution is received by the Trustee.

                  (d) An Eligible Employee who has made a Rollover Contribution in accordance with this Section, but who has not otherwise become a Member of the Plan in accordance with Section 2.2, shall become a Member coincident with such Rollover Contribution; provided, however, that such Member shall not have a right to defer Compensation, make contributions to the Plan, or have Employer Contributions made on his behalf until he has otherwise satisfied the requirements imposed by Section 2.2.

                                       IV.

                           ALLOCATIONS AND LIMITATIONS

         4.1      ALLOCATION OF CONTRIBUTIONS.

                  (a) Before-Tax Contributions made by the Employer on a Member's behalf shall be allocated to such Member's Before-Tax Account.

                  (b) After-Tax Contributions made by a Member pursuant to
Section 3.2 shall be allocated to such Member's After-Tax Account.

                  (c) Employer Matching Contributions made by the Employer on a Member's behalf shall be allocated to such Member's Employer Contribution Account.

                  (d) The Employer Discretionary Contribution, if any, made pursuant to Section 3.4 for a Plan Year shall be allocated to the Employer Contribution Accounts of the Single Plan Members who received Compensation for such Plan Year. The allocation to each such eligible Single Plan Member's Employer Contribution Account shall be that portion of such Employer Discretionary Contribution which is in the same proportion that such Single Plan Member's Compensation for such Plan Year bears to the total of all such Single Plan Member's Compensation for such Plan Year.

                  (e) The Employer Safe Harbor Contribution, if any, made pursuant to Section 3.5 for a Plan Year in order to satisfy the restrictions set forth in Section 3.1(e) shall be allocated to the Before-Tax Accounts of Members who (1) received an allocation of Before-Tax Contributions for such Plan Year and (2) were not Highly Compensated Employees for such Plan Year (each such Member individually referred to as an "Eligible Member" for purposes of this Paragraph). Such allocation shall be made, first, to the Before-Tax Account of the Eligible Member who received the least amount of Compensation for such Plan Year until the limitation set forth in Section 4.4 has been reached as to such Eligible Member, then to the Before-Tax Account of the Eligible Member who received the next smallest amount of Compensation for such Plan Year until the limitation set forth in Section 4.4 has been reached as to such Eligible Member, and continuing in such manner until the Employer Safe Harbor Contribution for such Plan Year has been completely allocated or the limitation set forth in
Section 4.4 has been reached as to all Eligible Members. Any remaining Employer Safe Harbor Contribution for such Plan Year shall be allocated among the Before-Tax Accounts of all Members who were Eligible Employees during such Plan Year, with the allocation to each such Member's Before-Tax Account being the portion of such remaining Employer Safe Harbor Contribution which is in the same proportion that such Member's Compensation for such Plan Year bears to the total of all such Members' Compensation for such Plan Year.

                  (f) The Employer Safe Harbor Contribution, if any, made pursuant to Section 3.5 for a Plan Year in order to satisfy the restrictions set forth in Section 3.6 shall be allocated to the Employer Contribution Accounts of Members who (1) received an allocation of Employer Matching Contributions for such Plan Year and (2) were not Highly Compensated Employees for such Plan Year (each such Member individually referred to as an "Eligible Member" for purposes of this Paragraph). Such allocation shall be made, first, to the Employer Contribution Account of the Eligible Member who received the least amount of Compensation for such Plan Year until the limitation set forth in
Section 4.4 has been reached as to such Eligible Member, then to the Employer Contribution Account of the Eligible Member who received the next smallest amount of Compensation for such Plan Year until the limitation set forth in
Section 4.4 has been reached as to such Eligible Member, and continuing in such manner until the Employer Safe Harbor Contribution for such Plan Year has been completely allocated or the limitation set forth in Section 4.4 has been reached as to all Eligible Members. Any remaining Employer Safe Harbor Contribution for such Plan Year shall be allocated among the Employer Contribution Accounts of all Members who were Eligible Employees during such Plan Year, with the allocation to each such Member's Employer Contribution Account being the portion of such remaining Employer Safe Harbor Contribution which is in the same proportion that such Member's Compensation for such Plan Year bears to the total of all such Members' Compensation for such Plan Year.

                  (g) If an Employer Safe Harbor Contribution is made in order to satisfy the restrictions set forth in both Section 3.1(e) and Section 3.6 for the same Plan Year, the Employer Safe Harbor Contribution made in order to satisfy the restrictions set forth in Section 3.1(e) shall be allocated (pursuant to Paragraph (e) above) prior to allocating the Employer Safe Harbor Contribution made in order to satisfy the restrictions set forth in Section 3.6 (pursuant to Paragraph (f) above). In determining the application of the limitations set forth in Section 4.4 to the allocations of Employer Safe Harbor Contributions, all Annual Additions (as such term is defined in Section 4.4) to a Member's Accounts other than Employer Safe Harbor Contributions shall be considered allocated prior to Employer Safe Harbor Contributions.

                  (h) All contributions to the Plan shall be considered allocated to Members' Accounts no later than the last day of the Plan Year for which they were made, as determined pursuant to Article III, except that, for purposes of Section 4.3, contributions shall be considered allocated to Members' Accounts when received by the Trustee.

         4.2 APPLICATION OF FORFEITURES. Any amounts that are forfeited under any provision hereof during a Plan Year shall be applied in the manner determined by the Committee to reduce Employer Matching Contributions next coming due and/or to pay expenses incident to the administration of the Plan and Trust. Prior to such application, forfeited amounts shall be held in suspense and invested in the Investment Fund or Funds designated from time to time by the Committee.

         4.3 VALUATION OF ACCOUNTS. All amounts contributed to the Trust Fund shall be invested as soon as administratively feasible following their receipt by the Trustee, and the balance of each Account shall reflect the result of daily pricing of the assets in which such Account is invested from the time of receipt by the Trustee until the time of distribution.

         4.4      LIMITATIONS AND CORRECTIONS.

(a) For purposes of this Section, the following terms and phrases shall have these respective meanings:

                  (1) "Annual Additions" of a Member for any Limitation Year shall mean the total of (A) the Employer Contributions, Before-Tax Contributions, and forfeitures, if any, allocated to such Member's Accounts for such year, (B) Member's contributions, if any, (excluding any Rollover Contributions) for such year, and (C) amounts referred to in sections 415(l)(1) and 419A(d)(2) of the Code.

                  (2)      "Limitation Year" shall mean the Plan Year.

                  (3) "Maximum Annual Additions" of a Member for any Limitation Year shall mean the lesser of (A) $40,000 (with such amount to be adjusted automatically to reflect any cost-of-living adjustment authorized by section 415(d) of the Code) or (B) 100% of such Member's 415 Compensation during such year except that the limitation in this Clause (B) shall not apply to any contribution for medical benefits (within the meaning of section 419A(f)(2) of the Code) after separation from service with the Employer or a Controlled Entity which is otherwise treated as an Annual Addition or to any amount otherwise treated as an Annual Addition under section 415(l)(1) of the Code.

                  (4) "415 Compensation" shall mean the total of all amounts paid by the Employer to or for the benefit of a Member for services rendered or labor performed for the Employer which are required to be reported on the Member's federal income tax withholding statement or statements (Form W-2 or its subsequent equivalent), subject to the following adjustments and limitations:

                           (A)      The following shall be included:

                                    (i)     Elective deferrals (as defined in
                                            section 402(g)(3) of the Code) from
                                            compensation to be paid by the
                                            Employer to the Member;

                                    (ii)    Any amount which is contributed or
                                            deferred by the Employer at the
                                            election of the Member and which is
                                            not includible in the gross income
                                            of the Member by reason of section
                                            125 or 457 of the Code; and

                                    (iii)   Any amounts that are not includible
                                            in the gross income of the Member
                                            under a salary reduction agreement
                                            by reason of the application of
                                            section 132(f) of the Code.

                           (B) The 415 Compensation of any Member taken into account for purposes of the Plan shall be limited to $200,000 for any Plan Year with such limitation to be:

                                    (i)     Adjusted automatically to reflect
                                            any amendments to section 401(a)(17)
                                            of the Code and any cost-of-living
                                            increases authorized by section
                                            401(a)(17) of the Code; and

                                    (ii)    Prorated for a Plan Year of less
                                            than twelve months and to the extent
                                            otherwise required by applicable
                                            law.

                  (b) Contrary Plan provisions notwithstanding, in no event shall the Annual Additions credited to a Member's Accounts for any Limitation Year exceed the Maximum Annual Additions for such Member for such year. If as a result of a reasonable error in estimating a Member's compensation, a reasonable error in determining the amount of elective deferrals (within the meaning of section 402(g)(3) of the Code) that may be made with respect to any individual under the limits of section 415 of the Code, or because of other limited facts and circumstances, the Annual Additions that would be credited to a Member's Accounts for a Limitation Year would nonetheless exceed the Maximum Annual Additions for such Member for such year, the excess Annual Additions which, but for this Section, would have been allocated to such Member's Accounts shall be disposed of as follows:

                  (1) First, by returning to such Member his After-Tax Contributions, adjusted for income or loss allocated thereto;

                  (2) Next, any such excess Annual Additions in the form of Before-Tax Contributions on behalf of such Member that would not have been considered in determining the amount of Employer Matching Contributions allocated to such Member's Accounts pursuant to Section
         4.1 shall be distributed to such Member, adjusted for income or loss allocated thereto;

                  (3) Next, any such excess Annual Additions in the form of Before-Tax Contributions on behalf of such Member that would have been considered in determining the amount of Employer Matching Contributions allocated to such Member's Accounts pursuant to Section 4.1 shall be distributed to such Member, adjusted for income or loss allocated thereto, and the Employer Matching Contributions that would have been allocated to such Member's Accounts based upon such distributed Before-Tax Contributions shall, to the extent such amounts would have otherwise been allocated to such Member's Accounts, be treated as a forfeiture; and

                  (4) Finally, any such excess Annual Additions in the form of Employer Discretionary Contributions shall, to the extent such amounts would otherwise have been allocated to such Member's Accounts, be treated as a forfeiture.

                  (c) For purposes of determining whether the Annual Additions under this Plan exceed the limitations herein provided, all defined contribution plans of the Employer are to be treated as one defined contribution plan. In addition, all defined contribution plans of Controlled Entities shall be aggregated for this purpose. For purposes of this Section only, a "Controlled Entity" (other than an affiliated service group member within the meaning of section 414(m) of the Code) shall be determined by application of a more than 50% control standard in lieu of an 80% control standard. If the Annual Additions credited to a Member's Accounts for any Limitation Year under this Plan plus the additions credited on his behalf under other defined contribution plans required to be aggregated pursuant to this Paragraph would exceed the Maximum Annual Additions for such Member for such Limitation Year, the Annual Additions under this Plan and the additions under such other plans shall be reduced on a pro rata basis and allocated, reallocated, or returned in accordance with applicable plan provisions regarding Annual Additions in excess of Maximum Annual Additions.

                  (d) If the Committee determines that a reduction of Compensation deferral elections pursuant to Section 3.1 and/or After-Tax Contribution elections pursuant to Section 3.2 is necessary to insure that the limitations set forth in this Section are met for any Plan Year, the Committee may reduce the elections of affected Members on a temporary and prospective basis in such manner as the Committee shall determine. Further, the Committee may limit or disallow After-Tax Contributions pursuant to Section 3.2(e) in order to insure that the limitations set forth in this Section are met for any Plan Year.

                                       V.

                                INVESTMENT FUNDS

         5.1 INVESTMENT OF CERTAIN EMPLOYER CONTRIBUTIONS. Employer Matching Contributions and Employer Discretionary Contributions, and any earnings thereon, shall initially be invested in the Company Stock Fund.

         5.2      INVESTMENT OF ACCOUNTS.

                  (a) Except as provided in Section 5.1, each Member shall designate, in accordance with the procedures established from time to time by the Committee, the manner in which the amounts allocated to each of his Accounts shall be invested from among the Investment Funds made available from time to time by the Committee. With respect to the portion of a Member's Accounts that is subject to investment discretion, such Member may designate one of such Investment Funds for all the amounts allocated to such portion of his Accounts (except to the extent otherwise provided by the Committee pursuant to Section
5.3 with respect to the VBO) or he may split the investment of the amounts allocated to such portion of his Accounts between such Investment Funds in such increments as the Committee may prescribe. If a Member fails to make a designation, then such portions of his Accounts shall be invested in the Investment Fund or Funds designated by the Committee from time to time in a uniform and nondiscriminatory manner.

                  (b) Except as provided in Section 5.1, a Member may change his investment designation for future contributions to be allocated to his Accounts. Any such change shall be made in accordance with the procedures established by the Committee, and the frequency of such changes may be limited by the Committee.

                  (c) A Member may elect to convert his investment designation with respect to the amounts already allocated to his Accounts (including, without limitation, the conversion of the investment designation with respect to amounts allocated to the Company Stock Fund pursuant to Section 5.1). Any such conversion shall be made in accordance with the procedures established by the Committee, and the frequency of such conversions may be limited by the Committee.

         5.3 VBO INVESTMENTS. The VBO shall be one of the Investment Funds available for the investment of the amounts in a Member's Accounts with respect to which the Member has a Vested Interest. A Member may designate that a portion of the amounts in his Accounts with respect to which he has a Vested Interest shall be invested in the VBO in accordance with the procedures, and subject to any limitations, established by the Committee. Upon such a designation, the amounts so invested in the VBO shall be available, in accordance with such Member's directions, for the purchase and subsequent sale of such stocks, bonds, mutual fund units, and other securities as the Committee shall make available from time to time. A Member's directions with respect to any such purchases and sales shall be effected in accordance with the procedures established by the Committee. Investment in the VBO by a Member shall subject the amounts in his Accounts to such annual, transactional, or other fees and expenses as the Committee may determine. Further, investment in the VBO shall be subject to such other terms, conditions, and limitations as the Committee may from time to time determine. Voting and other rights associated with Members' investments in the VBO shall be exercisable by Members to the extent and in the manner determined by the Committee in its sole discretion.

         5.4      PASS-THROUGH VOTING AND OTHER RIGHTS WITH RESPECT TO COMPANY
STOCK.

                  (a) Each Member shall have the right to direct the Trustee as to the manner of voting and the exercise of all other rights which a shareholder of record has with respect to shares (and fractional shares) of Company Stock which have been allocated to the Member's Accounts including, but not limited to, the right to sell or retain shares in a public or private tender offer.

                  (b) All shares (and fractional shares) of Company Stock for which the Trustee has not received timely Member directions shall be voted or exercised by the Trustee in the same proportion as the shares (and fractional shares) of Company Stock for which the Trustee received timely Member directions, except in the case where to do so would be inconsistent with the provisions of Title I of the Act.

                  (c) Notwithstanding anything herein to the contrary, in the event of a tender offer for Company Stock, the Trustee shall interpret a Member's silence as a direction not to tender the shares of Company Stock allocated to the Member's Accounts and, therefore, the Trustee shall not tender any shares (or fractional shares) of Company Stock for which it does not receive timely directions to tender such shares (or fractional shares) from Members, except in the case where to do so would be inconsistent with the provisions of Title I of the Act.

         5.5 STOCK SPLITS AND STOCK DIVIDENDS. Stock or other securities received by the Trustee by reason of a stock split, stock dividend, or recapitalization shall be appropriately allocated to the Accounts of each affected Member.

         5.6 RESTRICTION OF ACQUISITION OF COMPANY STOCK. Notwithstanding any other provision hereof, it is specifically provided that the Trustee shall not purchase Company Stock or other Company securities during any period in which such purchase is, in the opinion of counsel for the Company or the Committee, restricted by any law or regulation applicable thereto. During such period, amounts that would otherwise be invested in Company Stock or other Company securities pursuant to Section 5.1 or an investment designation shall be invested in such other assets as the Committee may in its discretion determine, or the Committee may direct the Trustee to hold such amounts uninvested for a reasonable period pending the purchase of such stock or securities.

                                       VI.

                               RETIREMENT BENEFITS

         A Member who terminates his employment on or after his Normal Retirement Date shall be entitled to a retirement benefit, payable at the time and in the form provided in Article X, equal in value to the aggregate amount in his Accounts on his Benefit Commencement Date. Any contribution allocable to a Member's Accounts after his Benefit Commencement Date shall be distributed, if his benefit was paid in a lump sum, or used to increase his payments, if his benefit is being paid on a periodic basis, as soon as administratively feasible after the date that such contribution is paid to the Trust Fund.

                                      VII.

                               DISABILITY BENEFITS

         7.1 DISABILITY BENEFITS. In the event a Member's employment is terminated, and such Member is totally and permanently disabled, as determined pursuant to Section 7.2, such Member shall be entitled to a disability benefit, payable at the time and in the form provided in Article X, equal in value to the aggregate amount in his Accounts on his Benefit Commencement Date. Any contribution allocable to a Member's Accounts after his Benefit Commencement Date shall be distributed, if his benefit was paid in a lump sum, or used to increase his payments, if his benefit is being paid on a periodic basis, as soon as administratively feasible after the date that such contribution is paid to the Trust Fund.

         7.2 TOTAL AND PERMANENT DISABILITY DETERMINED. A Member shall be considered totally and permanently disabled if the Committee determines, based on a written medical opinion (unless waived by the Committee as unnecessary), that such Member is permanently incapable of performing his job for physical or mental reasons.

                                      VIII.

    PRE-RETIREMENT TERMINATION BENEFITS AND DETERMINATION OF VESTED INTEREST

         8.1 NO BENEFITS UNLESS HEREIN SET FORTH. Except as set forth in this Article, upon termination of employment of a Member prior to his Normal Retirement Date for any reason other than total and permanent disability (as defined in Section 7.2) or death, such Member shall acquire no right to any benefit from the Plan or the Trust Fund.

         8.2 PRE-RETIREMENT TERMINATION BENEFIT. Each Member whose employment is terminated prior to his Normal Retirement Date for any reason other than total and permanent disability (as defined in Section 7.2) or death shall be entitled to a termination benefit, payable at the time and in the form provided in Article X, equal in value to his Vested Interest in the aggregate amount in his Accounts on his Benefit Commencement Date. A Member's Vested Interest in any contribution allocable to such Member's Accounts after his Benefit Commencement Date shall be distributed, if his benefit was paid in a lump sum, or used to increase his payments, if his benefit is being paid on a periodic basis, as soon as administratively feasible after the date that such contribution is paid to the Trust Fund.

         8.3      DETERMINATION OF VESTED INTEREST.

                  (a) Member shall have a 100% Vested Interest in his Before-Tax Account, Dow ESOP Account, Dow Transfer Account, After-Tax Account, and Rollover Contribution Account at all times.

                  (b) A Member's Vested Interest in his Destec Employer Contribution Account, Trident Matching Account, and Trident Profit Sharing Stock Account shall be determined in accordance with the vesting schedule set forth in paragraph (e) below; provided, however, each Member who, from June 27, 1997, to December 31, 1997, dates inclusive, was involuntarily terminated from employment with Destec Energy, Inc. in connection with the acquisition of Destec Energy, Inc. by the Company and who did not accept employment with the Company or a Controlled Entity on or before December 31, 1997, shall have a 100% Vested Interest in his Destec Employer Contribution Account.

                  (c) A Member shall have a 100% Vested Interest in all Employer Contributions allocated to his Employer Contribution Account (other than contributions allocated to a Member's Destec Employer Contribution Account, Trident Matching Account, or Trident Profit Sharing Stock Account, which shall vest in accordance with paragraph (b) above) under the Plan on or before April 1, 1995, and all earnings thereon.

                  (d) A Member's Vested Interest in Employer Contributions allocated to his Employer Contribution Account (other than contributions allocated to a Member's Destec Employer Contribution Account, Trident Matching Account, or Trident Profit Sharing Stock Account, which shall vest in accordance with paragraph (b) above) under the Plan after April 1, 1995, and the earnings thereon, shall be determined as follows:

                  (1) The Vested Interest in such contributions and earnings of any Member with three or more years of Vesting Service under the Plan as of April 1, 1995, shall be 100%.

                  (2) The Vested Interest in such contributions and earnings of any Member with less than three years of Vesting Service as of April 1, 1995, shall be determined by such Member's years of Vesting Service in accordance with the vesting schedule set forth in paragraph (e) below.

(e) Except as provided in paragraphs (b), (c), and (d) above, a Member's Vested Interest in his Employer Contribution Account shall be determined in accordance with the following schedule:



            YEARS OF VESTING SERVICE                     VESTED INTEREST
            ------------------------                     ---------------
            Less than        1        year                     0%
                             1        year                     25%
                             2        years                    50%
                             3        years                    75%
                             4        years or more            100%


                  (f) Paragraphs (b), (d), and (e) above notwithstanding, a Member shall have a 100% Vested Interest in his Employer Contribution Account
(1) upon the attainment of his Normal Retirement Date while employed by the Employer or a Controlled Entity, (2) upon the termination of his employment with the Employer at a time when he is totally and permanently disabled (as defined in Section 7.2), (3) upon the death of such Member while an Employee, or (4) if such Member is an affected Member, upon the occurrence of an event described in, under the conditions set forth in, Section 17.2.

                  (g) Paragraphs (b), (d), and (e) above notwithstanding, if a Member ceased to be employed during the one-year period beginning on the date of the closing of the Illinova Transaction by reason of an Involuntary Termination (as such terms are hereinafter defined), then such Member shall have a 100% Vested Interest in his Employer Contribution Account. For purposes of this Paragraph (g), the following terms shall have the meanings set forth below:

                  (1) "Excluded Termination" shall mean any termination of a Member's employment with the Employer by reason of a merger, acquisition, sale, transfer, outsourcing, reorganization or restructuring of all or part of the Employer or any affiliate or division thereof where either (i) such Member is offered another position within the Employer that provides such Member with a base salary at least equal to or greater than his base salary in effect on the last day of such Member's active service for the Employer (including, without limitation, a position that would require such Member to transfer to a different work location so long as he has been offered the Employer's standard relocation package in connection with such transfer) or (ii) such Member accepts any position with a successor company (as hereafter defined), including an outside contractor, where affiliated or unaffiliated with the Employer. For purposes of the preceding sentence, a successor company is (A) any entity that assumes operations or functions formerly carried out by the Employer (such as the buyer of a facility, asset or division or any entity to which the Employer operation or function has been outsourced), (B) any affiliate of the Employer, or (C) any entity making the job offer at the request of the Employer (such as a joint venture of which the Employer or an affiliate is a member).

                  (2) "Illinova Transaction" shall mean the transactions contemplated in that certain Agreement and Plan of Merger dated as of June 14, 1999, by and among Illinova Corporation, Energy Convergence Holding Company, Energy Convergence Acquisition Corporation, Dynegy Acquisition Corporation, and the Company, as amended.

                  (3) "Involuntary Termination" shall mean, with respect to each Member, any termination of such Member's employment with the Employer; provided, however, that the term "Involuntary Termination" shall not include a voluntary resignation by such Member, an Excluded Termination, a Termination for Cause, or any termination as a result of such Member's death or total and permanent disability (as defined in Section 7.2).

                  (4) "Termination for Cause" shall mean any termination of a Member's employment with the Employer by reason of such Member's (i) conviction of a misdemeanor involving moral turpitude or a felony, (ii) engagement in conduct which is materially injurious (monetarily or otherwise) to the Employer or any of its affiliates (including, without limitation, misuse of the Employer's or an affiliate's funds or other property), (iii) engagement in gross negligence or willful misconduct in the performance of such individual's duties, (iv) willful refusal without proper legal reason to perform such individual's duties and responsibilities, (v) material breach of any material provision of any agreement between the Employer and such individual, or (vi) material breach of any material corporate policy maintained and established by the Employer that is of general applicability to Members.

         8.4      CREDITING OF VESTING SERVICE.

                  (a) For the period preceding the Effective Date, subject to the provisions of Section 8.5, an individual shall be credited with Vesting Service in an amount equal to all service credited to him for vesting purposes under the Plan as it existed on the day prior to the Effective Date; provided, however, that each individual who was employed by Illinois Power Company or any of its affiliates (collectively, "Illinois Power") on the date of the closing of the Illinova Transaction (as defined in Section 8.3(g)(2)) shall be credited with Vesting Service for the period preceding such date based upon his original date of hire with Illinois Power.

                  (b) On or after the Effective Date, subject to the remaining Paragraphs of this Section and to the provisions of Section 8.5, an individual shall be credited with Vesting Service in an amount equal to his aggregate Periods of Service whether or not such Periods of Service are completed consecutively.

                  (c) Paragraph (b) above notwithstanding, if an individual terminates his Service (at a time other than during a leave of absence) and subsequently resumes his Service, if his Reemployment Commencement Date is within twelve months of his Severance from Service

Date, such Period of Severance shall be treated as a Period of Service for purposes of Paragraph (b) above.

                  (d) Paragraph (b) above notwithstanding, if an individual terminates his Service during a leave of absence and subsequently resumes his Service, if his Reemployment Commencement Date is within twelve months of the beginning of such leave of absence, such Period of Severance shall be treated as a Period of Service for purposes of Paragraph (b) above.

         8.5      FORFEITURES OF VESTING SERVICE.

                  (a) In the case of an individual who terminates employment at a time when he has a 0% Vested Interest in his Employer Contribution Account and who then incurs a Period of Severance that equals or exceeds the greater of five years or his aggregate Period of Service completed before such Period of Severance, such individual's Period of Service completed before such Period of Severance shall be forfeited and completely disregarded in determining his years of Vesting Service.

                  (b) In the case of a Member who terminates employment with the Employer at a time when he has a Vested Interest in his Employer Contribution Account of more than 0% but less than 100% and then incurs a Period of Severance of five consecutive years, such Member's years of Vesting Service completed after such Period of Severance shall be disregarded for purposes of determining such Member's Vested Interest in any Plan benefits derived from Employer Contributions on his behalf before such Period of Severance, but his years of Vesting Service completed before such Period of Severance shall not be disregarded in determining any Plan benefits derived from Employer Contributions on his behalf after such Period of Severance.

                  (c) A Member who terminates employment with the Employer at a time when he has a 100% Vested Interest shall not forfeit any of his Vesting Service for purposes of determining such Member's Vested Interest in any Plan benefits derived from Employer Contributions made on his behalf.

         8.6      FORFEITURES OF NONVESTED ACCOUNT BALANCE.

                  (a) With respect to a Member who terminates employment with the Employer with a Vested Interest in his Employer Contribution Account that is less than 100% and either is not entitled to a distribution from the Plan or receives a distribution from the Plan of the balance of his Vested Interest in his Accounts in the form of a lump sum distribution, the nonvested portion of such terminated Member's Employer Contribution Account as of his Benefit Commencement Date shall become a forfeiture as of his Benefit Commencement Date (or as of his date of termination of employment if no amount is payable from the Trust Fund on behalf of such Member with such Member being considered to have received a distribution of zero dollars on his date of termination of employment).

                  (b) With respect to a Member who terminates employment with the Employer with a Vested Interest in his Employer Contribution Account greater than 0% but less than 100% and who is not otherwise subject to the forfeiture provisions of Paragraph (a) above (or Section 8.8 below), the nonvested portion of his Employer Contribution Account shall be forfeited as of the earlier of (1) the date the Member completes a Period of Severance of five consecutive years or (2) the date of the terminated Member's death.

         8.7 RESTORATION OF FORFEITED ACCOUNT BALANCE. In the event that the nonvested portion of a terminated Member's Employer Contribution Account becomes a forfeiture pursuant to Section 8.6, the terminated Member shall, upon subsequent reemployment with the Employer prior to incurring a Period of Severance of five consecutive years, have the forfeited amount restored to such Member's Employer Contribution Account, unadjusted by any subsequent gains or losses of the Trust Fund; provided, however, that such restoration shall be made only if such Member repays in cash an amount equal to the amount so distributed to him pursuant to Section 8.6 within five years from the date the Member is reemployed. A reemployed Member who was not entitled to a distribution from the Plan on his date of termination of employment shall be considered to have repaid a distribution of zero dollars on the date of his reemployment. Any such restoration shall be made as soon as administratively feasible following the date of repayment. Notwithstanding anything to the contrary in the Plan, forfeited amounts to be restored by the Employer pursuant to this Section shall be charged against and deducted from forfeitures for the Plan Year in which such amounts are restored that would otherwise be available to be applied pursuant to Section 4.2. If such forfeitures otherwise available are not sufficient to provide such restoration, the portion of such restoration not provided by forfeitures shall be charged against and deducted from Employer Discretionary Contributions otherwise available for allocation to other Members in accordance with Section 4.1(d), and any additional amount needed to restore such forfeited amounts shall be a minimum required Employer Discretionary Contribution (which shall be made without regard to current or accumulated earnings and profits). Any amounts repaid to the Plan by a Member pursuant to this Section shall be subject to the same restrictions under the Plan as are the Account or Accounts from which such amounts were originally distributed. Repayment shall be permitted from an individual retirement account or individual retirement annuity if such individual retirement account or individual retirement annuity contains only amounts distributed to the Member from the Plan and earnings thereon.

         8.8 SPECIAL FORMULA FOR DETERMINING VESTED INTEREST FOR PARTIAL ACCOUNTS. With respect to a Member whose Vested Interest in his Employer Contribution Account Subject to Vesting is less than 100% and who receives a termination distribution from his Employer Contribution Account Subject to Vesting other than a lump sum distribution, any amount remaining in his Employer Contribution Account Subject to Vesting shall continue to be maintained as a separate account. At any relevant time, such Member's nonforfeitable portion of his separate account shall be determined in accordance with the following formula:

                           X=P(AB + (R X D)) - (R X D)

For purposes of applying the formula: X is the nonforfeitable portion of such separate account at the relevant time; P is the Member's Vested Interest in his Employer Contribution Account Subject to Vesting at the relevant time; AB is the balance of such separate account at the relevant time; R is the ratio of the balance of such separate account at the relevant time to the balance of such separate account after the distribution; and D is the amount of the distribution. For all other purposes of the Plan, a Member's separate account shall be treated as an Employer Contribution Account. Upon his incurring a Period of Severance of five consecutive years, the forfeitable portion of a terminated Member's separate account and Employer Contribution Account Subject to Vesting shall be forfeited as of the end of the Plan Year during which the terminated Member completes such Period of Severance if not forfeited earlier pursuant to the provisions of Section 8.6.

                                       IX.

                                 DEATH BENEFITS

         9.1 DEATH BENEFITS. Upon the death of a Member while an Employee, the Member's Eligible Surviving Spouse or designated beneficiary shall be entitled to a death benefit, payable at the time and in the form provided in Article X, equal in value to the aggregate amount in his Accounts on his Benefit Commencement Date. Any contribution allocable to a Member's Accounts after his Benefit Commencement Date shall be distributed, if his benefit was paid in a lump sum, or used to increase payments, if his benefit is being paid on a periodic basis, as soon as administratively feasible after the date that such contribution is paid to the Trust Fund.

         9.2 AMENDMENT OF ARTICLE IX. Notwithstanding anything to the contrary in Section 9.1, effective as of May 1, 2002, the Article IX set forth in the main text of the Plan shall be deleted, and the Article IX set forth in Appendix C attached hereto shall be substituted therefor; provided, however, that a beneficiary designation made pursuant to Section 10.3 prior to May 1, 2002, shall continue to apply from and after such date until changed by the Member in accordance with the provisions of Section 9.2 set forth in Appendix C.

                                       X.

                      TIME AND FORM OF PAYMENT OF BENEFITS

         10.1     TIME OF PAYMENT.

                  (a) Subject to the provisions of the remaining Paragraphs of this Section, a Member's Benefit Commencement Date shall be the date that is as soon as administratively feasible after the date the Member or his beneficiary becomes entitled to a benefit pursuant to Article VI, VII, VIII, or IX unless the Member has been reemployed by the Employer or a Controlled Entity before such potential Benefit Commencement Date, but a Member's Benefit Commencement Date shall be no earlier than the expiration of the seven-day period that begins the day after the information required to be furnished pursuant to Section 10.2(c) has been furnished to the Member.

                  (b) Unless a Member (1) has attained age sixty-five, (2) has died (A) without leaving an Eligible Surviving Spouse or (B) with an election in effect, pursuant to Section 10.3(b), not to receive the standard death benefit set forth in Section 10.3(a), or (3) consents to a distribution pursuant to Paragraph (a) (and, if such Member has an Eligible Surviving Spouse, unless such Eligible Surviving Spouse consents (with such consent being irrevocable) in accordance with the requirements of section 417 of the Code and applicable Treasury regulations thereunder) within the ninety-day period ending on the date payment of his benefit hereunder is to commence pursuant to Paragraph (a), his Benefit Commencement Date shall be deferred to the date which is as soon as administratively feasible after the date the Member attains (or would have attained) age sixty-five, or such earlier date as the Member (with the consent of his Eligible Surviving Spouse, if applicable) may elect by written notice to the Committee prior to such date. Consent of the Member's Eligible Surviving Spouse under this Paragraph shall not be required if the Member's benefit is to be paid in the form of the standard benefit described in Section 10.2(a). The Committee shall furnish information pertinent to his consent to each Member no less than thirty days (unless such thirty-day period is waived by an affirmative election in accordance with applicable Treasury regulations) and no more than ninety days before his Benefit Commencement Date, and the furnished information shall include a general description of the material features of, and an explanation of the relative values of, the alternative forms of benefit available under the Plan and must inform the Member of his right to defer his Benefit Commencement Date and of his Direct Rollover right pursuant to Section
10.5 below, if applicable. In the case of a married Member who dies before his Benefit Commencement Date without electing not to receive the standard death benefit set forth in Section 10.3(a), the consent and election set forth in this Paragraph may be made by his Eligible Surviving Spouse.

                  (c) A Member's Benefit Commencement Date shall in no event be later than the sixtieth day following the close of the Plan Year during which such Member attains, or would have attained, his Normal Retirement Date or, if later, terminates his employment with the Employer and all Controlled Entities.

                  (d) A Member's Benefit Commencement Date shall be in compliance with the provisions of section 401(a)(9) of the Code and applicable Treasury regulations and shall in no event be later than:

                  (1) For Members attaining age seventy and one-half before January 1, 1999, April 1 of the calendar year following the calendar year in which such Member attains the age of seventy and one-half;

                  (2) For Members attaining age seventy and one-half after December 31, 1998, April 1 of the calendar year following the later of
         (A) the calendar year in which such Member attains the age of seventy and one-half or (B) the calendar year in which such Member terminates his employment with the Employer (provided, however, that clause (B) of this sentence shall not apply in the case of a Member who is a "five-percent owner" (as defined in section 416 of the Code) with respect to the Plan Year ending in the calendar year in which such Member attains the age of seventy and one-half); and

                  (3) In the case of a benefit payable pursuant to Article IX,
         (A) if payable to other than the Member's Eligible Surviving Spouse, December 31 of the calendar year following the calendar year in which such Member died or (B) if payable to the Member's Eligible Surviving Spouse, the later of (i) December 31 of the calendar year following the calendar year in which such Member died or (ii) December 31 of the calendar year in which such Member would have attained the age of seventy and one-half, unless such Eligible Surviving Spouse dies before payments commence, in which case the Benefit Commencement Date may not be deferred beyond December 31 of the calendar year following the calendar year in which such Eligible Surviving Spouse dies.

The preceding provisions of this Section notwithstanding, a Member may not elect to defer the receipt of his benefit hereunder to the extent that such deferral creates a death benefit that is more than incidental within the meaning of section 401(a)(9)(G) of the Code and applicable Treasury regulations thereunder. Further, in determining compliance with the provisions of section 401(a)(9) of the Code, the life expectancies of a Member and the Member's spouse shall not be recalculated after the Benefit Commencement Date. Finally, a Member (other than a Member who is a "five-percent owner" (as defined in section 416 of the Code) with respect to the Plan Year ending in the calendar year in which such Member attains the age of seventy and one-half) who attains age seventy and one-half in calendar year 1996, 1997, or 1998 may elect to defer his Benefit Commencement Date until no later than April 1 of the calendar year following the later of (A) the calendar year in which such Member attains the age of seventy and one-half or (B) the calendar year in which such Member terminates his employment with the Employer, provided, that such election is made by the later of the end of the calendar year in which such Member attains age seventy and one-half or December 31, 1997. With respect to distributions under the Plan made for calendar years beginning on or after January 1, 2001, the Plan will apply the minimum distribution requirements of section 401(a)(9) of the Code in accordance with the regulations under section 401(a)(9) of the Code that were proposed on January 17, 2001, notwithstanding any provisions of the Plan to the contrary. The provisions of the preceding sentence shall continue in effect until the end of the last calendar year beginning before the effective date of final regulations under section 401(a)(9) of the Code or such other date as may be specified in guidance published by the Internal Revenue Service.

                  (e) Subject to the provisions of Paragraph (d), a Member's Benefit Commencement Date shall not occur unless the Article VI, VII, VIII, or IX event entitling the Member (or his beneficiary) to a benefit constitutes a distributable event described in section

401(k)(2)(B) of the Code and shall not occur while the Member is employed by the Employer or any Controlled Entity (irrespective of whether the Member has become entitled to a distribution of his benefit pursuant to Article VI, VII, VIII, or IX).

                  (f) Paragraphs (a), (b) and (c) notwithstanding, but subject to the provisions of Paragraph (d) above, a Member and the beneficiary of a Member who dies prior to his Benefit Commencement Date, other than a Member whose Vested Interest in his Accounts is not in excess of $5,000, must file a claim for benefits in the manner prescribed by the Committee before payment of his benefits will commence.

                  (g) Notwithstanding the provisions of the Plan regarding availability of distributions from the Plan upon "termination of employment," a Member's Accounts shall be distributed on account of the Member's "severance from employment" as such term is used in section 401(k)(2)(B)(i)(I) of the Code. Distributions permitted under the Plan upon a Member's "severance from employment" pursuant to the preceding sentence shall apply for distributions on or after the Effective Date regardless of when the severance from employment occurred.

         10.2     STANDARD AND ALTERNATIVE FORMS OF BENEFIT FOR MEMBERS.

                  (a) For purposes of Article VI, VII, or VIII, the standard benefit for any Member who is married on his Benefit Commencement Date shall be a joint and survivor annuity. Such joint and survivor annuity shall be a commercial annuity which is payable for the life of the Member with a survivor annuity for the life of the Member's Eligible Surviving Spouse which shall be one-half of the amount of the annuity payable during the joint lives of the Member and the Member's Eligible Surviving Spouse. The standard benefit for any Member who is not married on his Benefit Commencement Date shall be a commercial annuity which is payable for the life of the Member.

                  (b) Any Member who would otherwise receive the standard benefit may elect not to take his benefit in such form by executing the form prescribed by the Committee for such election during the election period described in Paragraph (c) below. Any election may be revoked and subsequent elections may be made or revoked at any time during such election period. Notwithstanding the foregoing, an election by a married Member not to receive the standard benefit as provided in Paragraph (a) above shall not be effective unless (1) the Eligible Surviving Spouse has consented thereto in writing (including consent to the specific designated beneficiary to receive payments following the Member's death or to the specific benefit form elected, which designation or election may not subsequently be changed by the Member without spousal consent) and such consent acknowledges the effect of such election and is witnessed by a Plan representative (other than the Member) or a notary public or (2) the consent of such spouse cannot be obtained because the Eligible Surviving Spouse cannot be located or because of other circumstances described by applicable Treasury regulations. Any such consent by such Eligible Surviving Spouse shall be irrevocable.

                  (c) The Committee shall furnish certain information, pertinent to the Paragraph (b) election, to each Member no less than thirty days (unless such thirty-day period is waived by an affirmative election in accordance with applicable Treasury regulations) and no more than ninety days before his Benefit Commencement Date. The furnished information shall include an explanation of (1) the terms and conditions of the standard benefit,
(2) the Member's right to elect to waive the standard benefit and the effect of such election, (3) the rights of the Member's Eligible Surviving Spouse, if any, (4) the right to revoke such election and the effect of such revocation,
(5) a general description of the eligibility conditions and other material features of the alternative forms of benefit available pursuant to Paragraph
(d) below, and (6) sufficient additional information to explain the relative values of such alternative forms of benefit. The period of time during which a Member may make or revoke such election shall be the ninety-day period ending on such Member's Benefit Commencement Date provided that such election may also be revoked at any time prior to the expiration of the seven-day period that begins the day after the information required to be furnished pursuant to this Paragraph has been furnished to the Member.

                  (d) For purposes of Article VI, VII, or VIII, the benefit for any Member who has elected not to receive the standard benefit shall be paid in one of the following alternative forms to be selected by the Member or, in the absence of such election, by the Committee; provided, however, that the period and method of payment of any such form shall be in compliance with the provisions of section 401(a)(9) of the Code and applicable Treasury regulations thereunder:

                  (1) A commercial annuity in the form of a single life annuity for the life of such Member.

                  (2) A commercial annuity (A) for the joint lives of the Member and any person designated by the Member, (B) for a term certain (of 5, 10, or 15 years) and continuous for the life of the Member if he survives such term certain, or (C) for a term certain to the Member and any designated beneficiary of the Member if the Member does not survive such term certain.

                  (3) A lump sum.

                  (4) Periodic installment payments to such Member for a term certain or, in the event of such Member's death before the end of such term certain, to his designated beneficiary; provided, however, that such term certain shall not exceed the lesser of (i) ten years or (ii) the life expectancy of the Member or the joint and last survivor expectancy of the Member and his designated beneficiary. Upon the death of a beneficiary who is receiving installment payments under this Paragraph, the remaining balance in the Member's Accounts shall be paid as soon as administratively feasible, in one lump sum cash payment, to the beneficiary's executor or administrator or to his heirs at law if there is no administration of such beneficiary's estate.

                  (e) If a Member, who terminated his employment under circumstances such that he was entitled to a benefit pursuant to Article VI, VII, or VIII, dies prior to his Benefit Commencement Date, the amount of the benefit to which he was entitled shall be paid pursuant to Section 10.3 just as if such Member had died while employed by the Employer except that his Vested Interest shall be determined pursuant to Article VI, VII, or VIII, whichever is applicable.

         10.3     STANDARD AND ALTERNATIVE FORMS OF DEATH BENEFIT.

                  (a) For purposes of Article IX, the standard death benefit for a deceased Member who leaves an Eligible Surviving Spouse shall be a survivor annuity. Such survivor annuity shall be a commercial annuity which is payable for the life of such Eligible Surviving Spouse.

                  (b) Any Member who would otherwise have his death benefit paid in the standard survivor annuity form may elect not to have his benefit paid in such form by executing the beneficiary designation form prescribed by the Committee and filing same with the Committee, designating a primary beneficiary other than his Eligible Surviving Spouse or electing some form of payment other than a survivor annuity. Any election may be revoked and subsequent elections may be made or revoked at any time prior to a Member's date of death.

                  (c) Paragraph (b) above to the contrary notwithstanding:

                  (1) An election not to have the death benefit paid in the standard survivor annuity form as provided in Paragraph (a) above shall not be effective unless (A) the Eligible Surviving Spouse has consented thereto in writing and such consent (i) acknowledges the effect of such election, (ii) either consents to the specific designated beneficiary (which designation may not subsequently be changed by the Member without spousal consent) or expressly permits such designation by the Member without the requirement of further consent by the spouse, and
         (iii) is witnessed by a Plan representative (other than the Member) or a notary public or (B) the consent of such spouse cannot be obtained because the Eligible Surviving Spouse cannot be located or because of other circumstances described by applicable Treasury regulations. Any such consent by such Eligible Surviving Spouse shall be irrevocable.

                  (2) An election not to have the death benefit paid in the standard survivor annuity form may be made before the first day of the Plan Year in which a Member attains the age of thirty-five only (A) after the Member separates from service and only with respect to benefits accrued under the Plan before the date of such separation and
         (B) in the case of a Member who has not separated from service, if the Member has been furnished the information described in Paragraph (d), with such election to become invalid upon the first day of the Plan Year in which the Member attains the age of thirty-five, whereupon a new election may be made by such Member.

                  (d) The Committee shall furnish certain information pertinent to the Paragraph (b) election to each Member within the period beginning with the first day of the Plan Year in which he attains the age of thirty-two (but no earlier than the date such Member begins participation in the Plan) and ending with the later of (1) the last day of the Plan Year preceding the Plan Year in which the Member attains the age of thirty-five or (2) a reasonable time after the Employee becomes a Member. If a Member separates from service before attaining age thirty-five, such information shall be furnished to such Member within the period beginning one year before the Member separates from service and ending one year after such separation. Such information shall also be furnished to a Member who has not attained the age of thirty-five or terminated employment, within a reasonable time after written request by such Member. The furnished information shall include an explanation of (1) the terms and conditions of the survivor annuity, (2) the Member's right to elect to waive the survivor annuity and the effect of such election, (3) the rights of the Member's Eligible Surviving Spouse, (4) the right to revoke such election and the effect of such revocation, (5) a general description of the eligibility conditions and other material features of the alternative forms of benefit available pursuant to Paragraph (f) below, and (6) sufficient additional information to explain the relative value of such alternative forms of benefit.

                  (e) In the event a survivor annuity is to be paid to a Member's Eligible Surviving Spouse, such Eligible Surviving Spouse may elect to receive the benefit in one of the alternative forms set forth in Section 10.3(f). Within a reasonable time after written request by such Eligible Surviving Spouse, the Committee shall provide to such Eligible Surviving Spouse a written explanation of such survivor annuity form and the alternative forms of payment which may be selected along with the financial effect of each such form.

                  (f) For purposes of Article IX, the death benefit of a deceased Member who is not survived by an Eligible Surviving Spouse or who has elected not to have his death benefit paid in the standard survivor annuity form set forth in Section 10.3(a) shall be paid to his designated beneficiary in one of the following alternative forms to be selected by such beneficiary or, in the absence of such selection, by the Committee; provided, however, that the period and method of payment of any such form shall be in compliance with the provisions of section 401(a)(9) of the Code and applicable Treasury regulations thereunder:

                  (1) A commercial annuity in the form of a single life annuity for the life of the designated beneficiary.

                  (2) A lump sum.

                  (g) If a deceased Member who either is not survived by an Eligible Surviving Spouse or has elected (with spousal consent) not to have his standard death benefit paid in the standard survivor annuity form set forth in
Section 10.3(a) does not have a valid beneficiary designation on file with the Committee at the time of his death, the designated beneficiary or beneficiaries to receive such Member's death benefit shall be as follows:

                  (1) If a Member leaves an Eligible Surviving Spouse, his designated beneficiary shall be such Eligible Surviving Spouse;

                  (2) If a Member leaves no Eligible Surviving Spouse, his designated beneficiary shall be (A) such Member's executor or administrator or (B) his heirs at law if there is no administration of such Member's estate.

         10.4     CASH-OUT OF BENEFIT.

                  (a) If a Member terminates his employment and his Vested Interest in his Accounts is not in excess of $5,000, such Member's benefit shall be paid in one lump sum payment in lieu of any other form of benefit herein provided. Any such payment shall be made at the time specified in Section 10.1(a) without regard to the consent restrictions of Section 10.1(b) and the election and spousal consent requirements of Sections 10.2 and 10.3 except that a married Member's death benefit shall be paid to his Eligible Surviving Spouse unless another beneficiary has been designated pursuant to the provisions of
Section 10.3(b). The provisions of this Section shall not be applicable to a Member following his Benefit Commencement Date.

                  (b) For purposes of this Section, in determining whether a Member's Vested Interest in his Accounts is not in excess of $5,000, the value of the Member's Vested Interest in his Accounts shall be determined without regard to that portion of his Accounts which is attributable to Rollover Contributions (and earnings allocable thereto) within the meaning of sections 402(c), 403(a)(4), 403(b)(8), 408(d)(3)(A)(ii) and 457(e)(16) of the Code. If
the value of a Member's Vested Interest in his Accounts as so determined is $5,000 or less, then the Member's entire nonforfeitable account balance (including amounts attributable to such Rollover Contributions) shall be immediately distributed in a single lump sum payment.

         10.5 DIRECT ROLLOVER ELECTION. Notwithstanding any provision of the Plan to the contrary that would otherwise limit a Distributee's election under this Section, a Distributee may elect, at the time and in the manner prescribed by the Committee, to have all or any portion of an Eligible Rollover Distribution (other than any portion attributable to the offset of an outstanding loan balance of such Member pursuant to the Plan's loan procedure) paid directly to an Eligible Retirement Plan specified by the Distributee in a Direct Rollover. The preceding sentence notwithstanding, a Distributee may elect a Direct Rollover pursuant to this Section only if such Distributee's Eligible Rollover Distributions during the Plan Year are reasonably expected to total $200 or more. Furthermore, if less than 100% of the Member's Eligible Rollover Distribution is to be a Direct Rollover, the amount of the Direct Rollover must be $500 or more. Prior to any Direct Rollover pursuant to this Section, the Committee may require the Distributee to furnish the Committee with a statement from the plan, account, or annuity to which the benefit is to be transferred verifying that such plan, account, or annuity is, or is intended to be, an Eligible Retirement Plan.

         10.6 BENEFITS FROM ACCOUNT BALANCES. With respect to any benefit payable in any form pursuant to the Plan, such benefit shall be provided from the Account balance(s) to which the particular Member or beneficiary is entitled.

         10.7 DISTRIBUTIONS OF COMPANY STOCK AND DESTEC ACCOUNTS. Benefits shall be paid (or transferred pursuant to Section 10.5) in cash except that (A) a Member (or his designated beneficiary or legal representative in the case of a deceased Member) may elect to have the portion of his Accounts invested in the Company Stock Fund distributed (or transferred pursuant to Section 10.5) in full shares of Company Stock to the extent of the Member's pro rata portion of the shares of Company Stock held in the Company Stock Fund with any balance of the Member's interest in the Company Stock Fund (including fractional shares) to be paid or transferred in cash, and (B) to the extent possible, a Member (or his designated beneficiary or legal representative in the case of a deceased Member) may elect to have his Destec Accounts, if any, paid (or transferred pursuant to Section 10.5) in kind.

         10.8 COMMERCIAL ANNUITIES. At the direction of the Committee, the Trustee may pay any form of benefit provided hereunder other than a lump sum payment or a Direct Rollover pursuant to Section 10.5 by the purchase of a commercial annuity contract and the distribution of such contract to the Member or beneficiary. Thereupon, the Plan shall have no further liability with respect to the amount used to purchase the annuity contract and such Member or beneficiary shall look solely to the company issuing such contract for such annuity payments. All certificates for commercial annuity benefits shall be nontransferable, except for surrender to the issuing company, and no benefit thereunder may be sold, assigned, discounted, or pledged (other than as collateral for a loan from the company issuing same). Notwithstanding the foregoing, the terms of any such commercial annuity contract shall conform with the time of payment, form of payment, and consent provisions of Sections 10.1, 10.2, and 10.3.

         10.9 UNCLAIMED BENEFITS. In the case of a benefit payable on behalf of a Member, if the Committee is unable to locate the Member or beneficiary to whom such benefit is payable, upon the Committee's determination thereof, such benefit shall be forfeited. The timing of such forfeiture shall comply with the time of payment rules described in Section 10.1. Notwithstanding the foregoing, if subsequent to any such forfeiture the Member or beneficiary to whom such benefit is payable makes a valid claim for such benefit, such forfeited benefit shall be restored to the Plan in the manner provided in Section 8.7.

         10.10 AMENDMENT OF ARTICLE X. Notwithstanding anything to the contrary in the preceding Sections of this Article X, effective as of May 1, 2002, the Article X set forth in the main text of the Plan shall be deleted, and the Article X set forth in Appendix C attached hereto shall be substituted therefor.

                                       XI.

                             IN-SERVICE WITHDRAWALS

         11.1     IN-SERVICE WITHDRAWALS.

                  (a) A Member may withdraw from his After-Tax Account any or all amounts held in such Account.

                  (b) A Member may withdraw from his Rollover Contribution Account any or all amounts held in such Account.

                  (c) A Member may withdraw from his Dow ESOP Account any or all amounts held in such Account.

                  (d) A Member who has attained age fifty-nine and one-half may withdraw from his Before-Tax Account, Dow Transfer Account, and the Vested Interest in his Employer Contribution Account, on a pro rata basis, an amount not exceeding his then Vested Interest in the aggregate value of such Accounts.

                  (e) A Member who has a financial hardship, as determined by the Committee, and who has made all available withdrawals pursuant to the Paragraphs above and Appendices A and/or B hereunder, as applicable, and pursuant to the provisions of any other plans of the Employer and any Controlled Entities of which he is a member and who has obtained all available loans pursuant to Article XII and pursuant to the provisions of any other plans of the Employer and any Controlled Entities of which he is a member may withdraw from his Before-Tax Account an amount not to exceed the lesser of (1) the balance of such Account or (2) the amount determined by the Committee as being available for withdrawal pursuant to this Paragraph. For purposes of this Paragraph, financial hardship shall mean the immediate and heavy financial needs of the Member. A withdrawal based upon financial hardship pursuant to this Paragraph shall not exceed the amount required to meet the immediate financial need created by the hardship and not reasonably available from other resources of the Member. The amount required to meet the immediate financial need may include any amounts necessary to pay any federal, state, or local income taxes or penalties reasonably anticipated to result from the distribution. The determination of the existence of a Member's financial hardship and the amount required to be distributed to meet the need created by the hardship shall be made by the Committee. The decision of the Committee shall be final and binding, provided that all Members similarly situated shall be treated in a uniform and nondiscriminatory manner. A withdrawal shall be deemed to be made on account of an immediate and heavy financial need of a Member if the withdrawal is for:

                  (1) Expenses for medical care described in section 213(d) of the Code previously incurred by the Member, the Member's spouse, or any dependents of the Member (as defined in section 152 of the Code) or necessary for those persons to obtain medical care described in section 213(d) of the Code and not reimbursed or reimbursable by insurance;

                  (2) Costs directly related to the purchase of a principal residence of the Member (excluding mortgage payments);

                  (3) Payment of tuition and related educational fees, and room and board expenses, for the next twelve months of post-secondary education for the Member or the Member's spouse, children, or dependents (as defined in section 152 of the Code);

                  (4) Payments necessary to prevent the eviction of the Member from his principal residence or foreclosure on the mortgage of the Member's principal residence; or

                  (5) Such other financial needs that the Commissioner of Internal Revenue may deem to be immediate and heavy financial needs through the publication of revenue rulings, notices, and other documents of general applicability.

The above notwithstanding, (1) withdrawals under this Paragraph shall be limited to the sum of the Member's Before-Tax Contributions to the Plan, plus income allocable thereto and credited to the Member's Before-Tax Account as of December 31, 1988, less any previous withdrawals of such amounts, and (2) Employer Contributions utilized to satisfy the restrictions set forth in Section 3.1(e), and income allocable thereto, shall not be subject to withdrawal. A Member who receives a distribution pursuant to this Paragraph on or after the Effective Date on account of hardship shall be prohibited from making elective deferrals and employee contributions under this and all other plans maintained by the Employer or any Controlled Entity for six months after receipt of the distribution. A Member who receives a distribution from his Before-Tax Account in calendar year 2001 on account of hardship shall be prohibited from making elective deferrals and employee contributions under this and all other plans maintained by the Employer or any Controlled Entity for six months after the receipt of the distribution or until the Effective Date, if later. Further, from and after the Effective Date, the post-hardship contribution limit set forth in Treas. Reg. section 1.401(k)-1(d)(2)(iv)(B)(3) shall no longer apply to Members as provided in IRS Notice 2002-4 (including, without limitation, to Members who received a hardship distribution during 2001).

         11.2     RESTRICTION ON IN-SERVICE WITHDRAWALS.

                  (a) All withdrawals pursuant to this Article shall be made in accordance with procedures established by the Committee.

                  (b) Notwithstanding the provisions of this Article, (i) not more than one withdrawal pursuant to Section 11.1(a) may be made in any one calendar quarter, (ii) not more than one withdrawal pursuant to Section 11.1(d) may be made in any one Plan Year, (iii) no withdrawal shall be made from an Account to the extent such Account has been pledged to secure a loan from the Plan, and (iv) any portion of an Account that is invested in the VBO shall not be subject to withdrawal pursuant to any of the Paragraphs of Section 11.1.

                  (c) If a Member's Account from which a withdrawal is made is invested in more than one Investment Fund, the withdrawal shall be made pro rata from each Investment Fund (other than the VBO) in which such Account is invested.

                  (d) All withdrawals under this Article shall be paid in cash; provided, however, that a Member may elect to have withdrawals pursuant to
Section 11.1 paid in full shares of Company Stock (with any fractional shares to be paid in cash) to the extent that his Vested Interest in the Accounts from which such withdrawals are made are invested in such stock.

                  (e) Any withdrawal hereunder that constitutes an Eligible Rollover Distribution shall be subject to the Direct Rollover election described in Section 10.5 (Section 10.3 from and after May 1, 2002).

                  (f) Except as provided in Appendix A and Appendix B, this Article shall not be applicable to a Member following termination of employment and the amounts in such Member's Accounts shall be distributable only in accordance with the provisions of Article X.

                                      XII.

                                     LOANS

         12.1     ELIGIBILITY FOR LOAN.

                  (a) Upon application by (1) any Member who is an Employee or
(2) any Member (A) who is a party-in-interest, as that term is defined in section 3(14) of the Act, (B) who is no longer employed by the Employer, who is a beneficiary of a deceased Member, or who is an alternate payee under a qualified domestic relations order, as that term is defined in section 414(p)(8) of the Code, and (C) who retains an Account balance under the Plan (an individual who is eligible to apply for a loan under this Article being hereinafter referred to as a "Member" for purposes of this Article) and subject to such uniform and nondiscriminatory rules and regulations as the Committee may establish, the Committee may in its discretion direct the Trustee to make a loan or loans to such Member.

                  (b) No individual may have more than three loans outstanding under the Plan at any time, and no individual may have more than one loan outstanding under the Plan at any time that is being used to acquire any dwelling unit which within a reasonable time is to be used (determined at the time the loan is made) as a principal residence.

         12.2     MAXIMUM LOAN.

                  (a) A loan to a Member may not exceed 50% of the then value of such Member's Vested Interest in his Accounts as reduced by the sum of then value of the portion of each of such Accounts invested in the VBO.

                  (b) Paragraph (a) above to the contrary notwithstanding, no loan shall be made from the Plan to the extent that such loan would cause the total of all loans made to a Member from all qualified plans of the Employer or a Controlled Entity ("Outstanding Loans") to exceed the lesser of:

                  (1) $50,000 (reduced by the excess, if any, of (A) the highest outstanding balance of Outstanding Loans during the one-year period ending on the day before the date on which the loan is to be made, over
         (B) the outstanding balance of Outstanding Loans on the date on which the loan is to be made); or

                  (2) one-half the present value of the Member's nonforfeitable accrued benefit under all qualified plans of the Employer or a Controlled Entity.

         12.3 MINIMUM LOAN. A loan to a Member may not be for an amount less than $500.00.

         12.4     INTEREST AND SECURITY.

                  (a) Any loan made pursuant to this Article shall bear interest at a rate established by the Committee from time to time and communicated to the Members, which rate shall provide the Plan with a return commensurate with the interest rates charged by persons in the business of lending money for loans which would be made under similar circumstances.

                  (b) Any loan shall be made as an investment of a segregated loan fund to be established in the Trust Fund for the Member to whom the loan is made. Any loan shall be considered to come, first, from the Member's After-Tax Account, second, from the Member's Rollover Contribution Account, and third, from the Member's Vested Interest in the remainder of his Accounts on a pro rata basis. The Trustee shall fund a Member's segregated loan fund by liquidating such portion of the assets of the Accounts from which the Member's loan is to be made as is necessary to fund the loan and transferring the proceeds to such segregated loan fund. If a Member's Accounts are invested in more than one Investment Fund, the transfer shall be made pro rata from each such Investment Fund (other than the VBO). The loan shall be secured by a pledge of the Member's segregated loan fund. Notwithstanding any foregoing provision of this Paragraph
(b) to the contrary, no loan shall be considered to come from, and no liquidation shall be made with respect to, the portion of a Member's Accounts that are invested in the VBO.

         12.5     REPAYMENT TERMS OF LOAN.

                  (a) A Member who is an Employee receiving compensation at the time of receipt of a loan shall be required, as a condition to receiving a loan, to enter into an irrevocable agreement authorizing the Employer to make payroll deductions from his compensation so long as the Member is an Employee and to transfer such payroll deduction amounts to the Trustee in payment of such loan plus interest. In the case of a Member who (1) is not at the time of commencement of his loan an Employee, or (2) is not at the commencement of his loan receiving compensation, or (3) was an Employee receiving compensation at the time of commencement of his loan but ceases to receive compensation or ceases to be an Employee, such Member shall make his loan repayments in the manner prescribed by the Committee.

                  (b) The terms of the loan shall (1) require level amortization with payments not less frequently than quarterly, (2) require that the loan be repaid within five years unless the Member certifies in writing to the Committee that the loan is to be used to acquire any dwelling unit which within a reasonable time is to be used (determined at the time the loan is made) as a principal residence of the Member, in which case such loan shall be repaid within ten years, (3) allow prepayment without penalty, provided that any prepayment must be for the full outstanding loan balance (including interest),
(4) require that the balance of the loan (including interest) shall become due and payable (to the extent not otherwise due and payable) on the date the Member or, if applicable, the Member's beneficiary, becomes entitled to a distribution pursuant to Article VI, VII, VIII, or IX, irrespective of whether such Member or beneficiary elects or consents to such distribution, and (5) provide that such Member's outstanding loan balance (including interest), if not paid in accordance with the repayment provisions of the loan, shall be repaid by offsetting such balance against the amount in the Member's segregated loan fund pledged as security for the loan. Notwithstanding the foregoing, in the event that a Member becomes entitled to, but has not yet received, a distribution pursuant to Article VI, VII or VIII, such Member may elect to continue to make payments of principal and interest on his loan in accordance with the terms thereof and subject to the provisions of this Article XII. By agreeing to the pledge of the segregated loan fund as security for the loan, a Member shall be deemed to have consented to the distribution of such segregated loan fund prior to the time specified in section 411(a)(11) of the Code and the applicable Treasury regulations thereunder.

                  (c) If the Member fails in any way to comply with the repayment terms of a loan, such loan shall be repaid by offsetting the Member's outstanding loan balance (including interest) against the amount in the Member's segregated loan fund pledged as security for the loan. Any such outstanding loan (including interest) shall be so offset and repaid on the earlier of (a) the last day of the Grace Period (as hereinafter defined) applicable with respect to such failure to comply or (b) the date of any withdrawal or distribution of benefits from the pledged portion of the Member's Accounts pursuant to the provisions of the Plan. Notwithstanding the foregoing, amounts in a Member's Accounts may not be offset and used to satisfy the payment of such loan (including interest) prior to the earliest time such amounts would otherwise be permitted to be distributed under applicable law. For purposes of this Paragraph, the "Grace Period" with respect to any failure to comply with the repayment terms of a loan shall be the 90-day period beginning on the date of such failure.

                  (d) Amounts tendered to the Trustee by a Member in repayment of a loan made pursuant to this Article (1) shall initially be credited to the Member's segregated loan fund, (2) then shall be transferred as soon as practicable following receipt thereof to the Account or Accounts from which the Member's loan was made, and (3) shall be invested in accordance with the Member's current designation as to the investment of contributions pursuant to
Section 5.2.

         12.6 OPERATION OF ARTICLE. The provisions of this Article shall be applicable to loans granted or renewed on or after the Effective Date. Loans granted or renewed prior to the Effective Date shall be governed by the provisions of the Plan as in effect prior to the Effective Date.

                                      XIII.

                           ADMINISTRATION OF THE PLAN

         13.1 GENERAL ADMINISTRATION OF THE PLAN. The general administration of the Plan shall be vested in the Committee. For purposes of the Act, the Committee shall be the Plan "administrator" and shall be the "named fiduciary" with respect to the general administration of the Plan (except as to the investment of the assets of the Trust Fund).

         13.2 RECORDS AND PROCEDURES. The Committee shall keep appropriate records of its proceedings and the administration of the Plan and shall make available for examination during business hours to any Member or beneficiary such records as pertain to that individual's interest in the Plan. The Committee shall designate the person or persons who shall be authorized to sign for the Committee and, upon such designation, the signature of such person or persons shall bind the Committee.

         13.3 MEETINGS. The Committee shall hold meetings upon such notice and at such time and place as it may from time to time determine. Notice to a member shall not be required if waived in writing by that member. A majority of the members of the Committee duly appointed shall constitute a quorum for the transaction of business. All resolutions or other actions taken by the Committee at any meeting where a quorum is present shall be by vote of a majority of those present at such meeting and entitled to vote. Resolutions may be adopted or other action taken without a meeting upon written consent signed by all of the members of the Committee.

         13.4 SELF-INTEREST OF MEMBERS. No member of the Committee shall have any right to vote or decide upon any matter relating solely to himself under the Plan or to vote in any case in which his individual right to claim any benefit under the Plan is particularly involved. In any case in which a Committee member is so disqualified to act and the remaining members cannot agree, the Directors shall appoint a temporary substitute member to exercise all the powers of the disqualified member concerning the matter in which he is disqualified.

         13.5 COMPENSATION AND BONDING. The members of the Committee shall not receive compensation with respect to their services for the Committee. To the extent required by the Act or other applicable law, or required by the Company, members of the Committee shall furnish bond or security for the performance of their duties hereunder.

         13.6 COMMITTEE POWERS AND DUTIES. The Committee shall supervise the administration and enforcement of the Plan according to the terms and provisions hereof and shall have all powers necessary to accomplish these purposes, including, but not by way of limitation, the right, power, authority, and duty:

                  (a) To make rules, regulations, and bylaws for the administration of the Plan that are not inconsistent with the terms and provisions hereof, provided such rules, regulations, and bylaws are evidenced in writing and copies thereof are delivered to the Trustee and to the Company, and to enforce the terms of the Plan and the rules and regulations promulgated thereunder by the Committee;

                  (b) To construe in its discretion all terms, provisions, conditions, and limitations of the Plan, and, in all cases, the construction necessary for the Plan to qualify under the applicable provisions of the Code shall control;

                  (c) To correct any defect or to supply any omission or to reconcile any inconsistency that may appear in the Plan in such manner and to such extent as it shall deem expedient in its discretion to effectuate the purposes of the Plan;

                  (d) To employ and compensate such accountants, attorneys, investment advisors, and other agents, employees, and independent contractors as the Committee may deem necessary or advisable for the proper and efficient administration of the Plan;

                  (e) To determine in its discretion all questions relating to eligibility;

                  (f) To make a determination in its discretion as to the right of any person to a benefit under the Plan and to prescribe procedures to be followed by distributees in obtaining benefits hereunder;

                  (g) To prepare, file, and distribute, in such manner as the Committee determines to be appropriate, such information and material as is required by the reporting and disclosure requirements of the Act;

                  (h) To furnish the Employer any information necessary for the preparation of such Employer's tax return or other information that the Committee determines in its discretion is necessary for a legitimate purpose;

                  (i) To require and obtain from the Employer and the Members any information or data that the Committee determines is necessary for the proper administration of the Plan;

                  (j) To instruct the Trustee as to the loans to Members pursuant to the provisions of Article XII;

                  (k) To direct the Trustee pursuant to the provisions of the Trust Agreement and with respect to the matters described in
         Section 5.6;

                  (l) To appoint investment managers pursuant to Section 15.5;

                  (m) To receive and review reports from the Trustee and from investment managers as to the financial condition of the Trust Fund, including its receipts and disbursements;

                  (n) To establish or designate Investment Funds as investment options as provided in Article V; and

                  (o) To designate entities as participating Employers under the Plan pursuant to Article XVIII.

Any provisions of the Plan to the contrary notwithstanding, benefits under the Plan will be paid only if the Committee decides in its discretion that the applicant is entitled to them.

         13.7 EMPLOYER TO SUPPLY INFORMATION. The Employer shall supply full and timely information to the Committee, including, but not limited to, information relating to each Member's Compensation, age, retirement, death, or other cause of termination of employment and such other pertinent facts as the Committee may require. The Employer shall advise the Trustee of such of the foregoing facts as are deemed necessary for the Trustee to carry out the Trustee's duties under the Plan. When making a determination in connection with the Plan, the Committee shall be entitled to rely upon the aforesaid information furnished by the Employer.

         13.8 TEMPORARY RESTRICTIONS. In order to ensure an orderly transition in the transfer of assets to the Trust Fund from another trust fund maintained under the Plan or from the trust fund of a plan that is merging into the Plan or transferring assets to the Plan, the Committee may, in its discretion, temporarily prohibit or restrict withdrawals, loans, changes to contribution elections, changes of investment designation of future contributions, transfers of amounts from one Investment Fund to another Investment Fund, or such other activity as the Committee deems appropriate; provided that any such temporary cessation or restriction of such activity shall be in compliance with all applicable law.

         13.9 INDEMNIFICATION. The Company shall indemnify and hold harmless each member of the Committee and each Employee who is a delegate of the Committee against any and all expenses and liabilities arising out of his administrative functions or fiduciary responsibilities, including any expenses and liabilities that are caused by or result from an act or omission constituting the negligence of such individual in the performance of such functions or responsibilities, but excluding expenses and liabilities that are caused by or result from such individual's own gross negligence or willful misconduct. Expenses against which such individual shall be indemnified hereunder shall include, without limitation, the amounts of any settlement or judgment, costs, counsel fees, and related charges reasonably incurred in connection with a claim asserted or a proceeding brought or settlement thereof.

         13.10    CLAIMS REVIEW.

                  (a) DEFINITIONS. For purposes of this Section, the following terms, when capitalized, will be defined as follows:

                  (1) ADVERSE BENEFIT DETERMINATION: Any denial, reduction or termination of or failure to provide or make payment (in whole or in part) for a Plan benefit, including any denial, reduction, termination or failure to provide or make payment that is based on a determination of a Claimant's eligibility to participate in the Plan. Further, any invalidation of a claim for failure to comply with the claim submission procedure will be treated as an Adverse Benefit Determination.

                  (2) BENEFITS ADMINISTRATOR: The person or office to whom the Committee has delegated day-to-day Plan administration responsibilities and who, pursuant to such delegation, processes Plan benefit claims in the ordinary course.

                  (3) CLAIMANT: A Member or beneficiary or an authorized representative of such Member or beneficiary who has filed or desires to file a claim for a Plan benefit.

                  (b) FILING OF BENEFIT CLAIM. To file a benefit claim under the Plan, a Claimant must obtain from the Benefits Administrator the information and benefit election forms, if any, provided for in the Plan and otherwise follow the procedures established from time to time by the Committee or the Benefits Administrator for claiming Plan benefits. If, after reviewing the information so provided, the Claimant needs additional information regarding his Plan benefits, he may obtain such information by submitting a written request to the Benefits Administrator describing the additional information needed. A Claimant may only request a Plan benefit by fully completing and submitting to the Benefits Administrator the benefit election forms, if any, provided for in the Plan and otherwise following the procedures established from time to time by the Committee or the Benefits Administrator for claiming Plan benefits.

                  (c) PROCESSING OF BENEFIT CLAIM. Upon receipt of a fully completed benefit claim from a Claimant, the Benefits Administrator shall determine if the Claimant's right to the requested benefit, payable at the time or times and in the form requested, is clear and, if so, shall process such benefit claim without resort to the Committee. If the Benefits Administrator determines that the Claimant's right to the requested benefit, payable at the time or times and in the form requested, is not clear, it shall refer the benefit claim to the Committee for review and determination, which referral shall include:

                  (1) All materials submitted to the Benefits Administrator by the Claimant in connection with the claim;

                  (2) A written description of why the Benefits Administrator was of the view that the Claimant's right to the benefit, payable at the time or times and in the form requested, was not clear;

                  (3) A description of all Plan provisions pertaining to the benefit claim;

                  (4) Where appropriate, a summary as to whether such Plan provisions have in the past been consistently applied with respect to other similarly situated Claimants; and

                  (5) Such other information as may be helpful or relevant to the Committee in its consideration of the claim.

If the Claimant's claim is referred to the Committee, the Claimant may examine any relevant document relating to his claim and may submit written comments or other information to the Committee to supplement his benefit claim. Within thirty days of receipt from the Benefits Administrator of a benefit claim referral (or such longer period as may be necessary due to unusual circumstances or to enable the Claimant to submit comments), but in any event not later than will permit the Committee sufficient time to fully and fairly consider the claim and make a determination within the time frame provided in Paragraph (d) below, the Committee shall consider the referral regarding the claim of the Claimant and make a decision as to whether it is to be approved, modified or denied. If the claim is approved, the Committee shall direct the Benefits Administrator to process the approved claim as soon as administratively practicable.

                  (d) NOTIFICATION OF ADVERSE BENEFIT DETERMINATION. In any case of an Adverse Benefit Determination of a claim for a Plan benefit, the Committee shall furnish written notice to the affected Claimant within a reasonable period of time but not later than ninety days after receipt of such claim for Plan benefits (or within 180 days if special circumstances necessitate an extension of the ninety-day period and the Claimant is informed of such extension in writing within the ninety-day period and is provided with an extension notice consisting of an explanation of the special circumstances requiring the extension of time and the date by which the benefit determination will be rendered). Any notice that denies a benefit claim of a Claimant in whole or in part shall, in a manner calculated to be understood by the Claimant:

                  (1) State the specific reason or reasons for the Adverse Benefit Determination;

                  (2) Provide specific reference to pertinent Plan provisions on which the Adverse Benefit
         Determination is based;

                  (3) Describe any additional material or information necessary for the Claimant to perfect the claim and explain why such material or information is necessary; and

                  (4) Describe the Plan's review procedures and the time limits applicable to such procedures, including a statement of the Claimant's right to bring a civil action under section 502(a) of the Act following an Adverse Benefit Determination on review.

                  (e) Review of Adverse Benefit Determination. A Claimant has the right to have an Adverse Benefit Determination reviewed in accordance with the following claims review procedure:

                  (1) The Claimant must submit a written request for such review to the Committee not later than 60 days following receipt by the Claimant of the Adverse Benefit Determination notification;

                  (2) The Claimant shall have the opportunity to submit written comments, documents, records, and other information relating to the claim for benefits to the Committee;

                  (3) The Claimant shall have the right to have all comments, documents, records, and other information relating to the claim for benefits that have been submitted by the Claimant considered on review without regard to whether such comments, documents, records or information were considered in the initial benefit determination; and

                  (4) The Claimant shall have reasonable access to, and copies of, all documents, records, and other information relevant to the claim for benefits free of charge upon request, including (a) documents, records or other information relied upon for the benefit determination,
         (b) documents, records or other information submitted, considered or generated without regard to whether such documents, records or other information were relied upon in making the benefit determination, and
         (c) documents,
         records or other information that demonstrates compliance with the standard claims procedure.

The decision on review by the Committee will be binding and conclusive upon all persons, and the Claimant shall neither be required nor be permitted to pursue further appeals to the Committee.

                  (f) Notification of Benefit Determination on Review. Notice of the Committee's final benefit determination regarding an Adverse Benefit Determination will be furnished in writing or electronically to the Claimant after a full and fair review. Notice of an Adverse Benefit Determination upon review will:

                  (1) State the specific reason or reasons for the Adverse Benefit Determination;

                  (2) Provide specific reference to pertinent Plan provisions on which the Adverse Benefit Determination is based;

                  (3) State that the Claimant is entitled to receive, upon request and free of charge, reasonable access to, and copies of, all documents, records, and other information relevant to the Claimant's claim for benefits including (a) documents, records or other information relied upon for the benefit determination, (b) documents, records or other information submitted, considered or generated without regard to whether such documents, records or other information were relied upon in making the benefit determination, and (c) documents, records or other information that demonstrates compliance with the standard claims procedure; and

                  (4) Describe the Claimant's right to bring an action under section 502(a) of the Act.

The Committee shall notify a Claimant of its determination on review with respect to the Adverse Benefit Determination of the Claimant within a reasonable period of time but not later than sixty days after the receipt of the Claimant's request for review unless the Committee determines that special circumstances require an extension of time for processing the review of the Adverse Benefit Determination. If the Committee determines that such extension of time is required, written notice of the extension (which shall indicate the special circumstances requiring the extension and the date by which the Committee expects to render the determination on review) shall be furnished to the Claimant prior to the termination of the initial sixty-day review period. In no event shall such extension exceed a period of sixty days from the end of the initial sixty-day review period. In the event such extension is due to the Claimant's failure to submit necessary information, the period for making the determination on a review will be tolled from the date on which the notification of the extension is sent to the Claimant until the date on which the Claimant responds to the request for additional information.

                  (g) Exhaustion of Administrative Remedies. Completion of the claims procedures described in this Section will be a condition precedent to the commencement of any legal or equitable action in connection with a claim for benefits under the Plan by a Claimant or by any other person or entity claiming rights individually or through a Claimant; provided,

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

however, that the Committee may, in its sole discretion, waive compliance with such claims procedures as a condition precedent to any such action.

                  (h) Payment of Benefits. If the Benefits Administrator or Committee determines that a Claimant is entitled to a benefit hereunder, payment of such benefit will be made to such Claimant (or commence, as applicable) as soon as administratively practicable after the date the Benefits Administrator or Committee determines that such Claimant is entitled to such benefit or on any other later date designated by and in the discretion of the Committee.

                  (i) Authorized Representatives. An authorized representative may act on behalf of a Claimant in pursuing a benefit claim or an appeal of an Adverse Benefit Determination. An individual or entity will only be determined to be a Claimant's authorized representative for such purposes if the Claimant has provided the Committee with a written statement identifying such individual or entity as his authorized representative and describing the scope of the authority of such authorized representative. In the event a Claimant identifies an individual or entity as his authorized representative in writing to the Committee but fails to describe the scope of the authority of such authorized representative, the Committee shall assume that such authorized representative has full powers to act with respect to all matters pertaining to the Claimant's benefit claim under the Plan or appeal of an Adverse Benefit Determination with respect to such benefit claim.

         13.11 QUIET PERIOD. Due to a change in the recordkeeper for the Plan, it is necessary to impose a "Quiet Period" under the Plan during which Members shall be temporarily unable to engage in certain transactions. Except as hereinafter provided, the Quiet Period shall begin at 3:00 p.m. Central time on November 30, 2001, and shall end on the date the new recordkeeper for the Plan is able to begin receiving and processing Member instructions with respect to the Plan. During the Quiet Period, the following terms and conditions shall apply to the Plan notwithstanding any provision in the Plan to the contrary:

                  (a) No distribution under Article X may be requested during the Quiet Period, and no distribution under Article X shall be processed during the Quiet Period unless such distribution was requested prior to the beginning of the Quiet Period.

                  (b) No in-service withdrawal under Article XI or any Appendix may be requested during the Quiet Period, and no in-service withdrawal under Article XI or any Appendix shall be processed during the Quiet Period unless such withdrawal was requested prior to the beginning of the Quiet Period.

                  (c) No loan under Article XII may be requested during the Quiet Period, and no loan under Article XII shall be processed during the Quiet Period unless such loan was requested prior to the beginning of the Quiet Period.

                  (d) No change by a Member in investment designation for future allocations nor change by a Member in investment designation with respect to existing allocations may be requested during the Quiet Period (which, for purposes of this Paragraph, shall begin at 3:00 p.m. Central time on December 20, 2001), and no such change shall be processed during the Quiet Period unless such change was requested prior to the beginning of the Quiet Period.

                  (e) No change or cancellation of a Member's deferral election under Section 3.1(b) or (c) may be requested during the Quiet Period (which, for purposes of this Paragraph, shall begin at 3:00 p.m. Central time on December 20, 2001), and no such change or cancellation shall be processed during the Quiet Period unless such change or cancellation was requested prior to the beginning of the Quiet Period.

                  (f) Prior to and during the Quiet Period, the Committee shall have the right, power, and authority to make rules and take all other actions as may be necessary or desirable to implement the transition to a new recordkeeper.















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                                      XIV.

                    TRUSTEE AND ADMINISTRATION OF TRUST FUND

         14.1 TRUST AGREEMENT. As a means of administering the assets of the Plan, the Company has entered into a Trust Agreement. The administration of the assets of the Plan and the duties, obligations, and responsibilities of the Trustee shall be governed by the Trust Agreement. The Trust Agreement may be amended from time to time as the Company and the Trustee deem advisable in order to effectuate the purposes of the Plan. The Trust Agreement is incorporated herein by reference and thereby made a part of the Plan.

         14.2 PAYMENT OF EXPENSES. All expenses incident to the administration of the Plan and Trust, including but not limited to, legal, accounting, Trustee fees, direct expenses of the Employer and the Committee in the administration of the Plan, and the cost of furnishing any bond or security required of the Committee shall be paid by the Trustee from the Trust Fund, and, until paid, shall constitute a claim against the Trust Fund which is paramount to the claims of Members and beneficiaries; provided, however, that (a) the obligation of the Trustee to pay such expenses from the Trust Fund shall cease to exist to the extent such expenses are paid by the Employer and (b) in the event the Trustee's compensation is to be paid, pursuant to this Section, from the Trust Fund, any individual serving as Trustee who already receives full-time pay from an Employer or an association of Employers whose employees are Members, or from an employee organization whose members are Members, shall not receive any additional compensation for serving as Trustee. This Section shall be deemed to be a part of any contract to provide for expenses of Plan and Trust administration, whether or not the signatory to such contract is, as a matter of convenience, the Employer.

         14.3 TRUST FUND PROPERTY. All income, profits, recoveries, contributions, forfeitures, and any and all moneys, securities, and properties of any kind at any time received or held by the Trustee shall be held for investment purposes as a commingled Trust Fund. The Committee shall maintain Accounts in the name of each Member, but the maintenance of an Account designated as the Account of a Member shall not mean that such Member shall have a greater or lesser interest than that due him by operation of the Plan and shall not be considered as segregating any funds or property from any other funds or property contained in the commingled fund. No Member shall have any title to any specific asset in the Trust Fund.

         14.4 DISTRIBUTIONS FROM MEMBERS' ACCOUNTS. Distributions from a Member's Accounts shall be made by the Trustee only if, when, and in the amount and manner directed by the Committee. Any distribution made to a Member or for his benefit shall be debited to such Member's Account or Accounts. All distributions hereunder shall be made in cash except as otherwise specifically provided herein.

         14.5 PAYMENTS SOLELY FROM TRUST FUND. All benefits payable under the Plan shall be paid or provided for solely from the Trust Fund, and neither the Employer nor the Trustee assumes any liability or responsibility for the adequacy thereof. The Committee or the Trustee may require execution and delivery of such instruments as are deemed necessary to assure proper payment of any benefits.

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

         14.6 NO BENEFITS TO THE EMPLOYER. No part of the corpus or income of the Trust Fund shall be used for any purpose other than the exclusive purpose of providing benefits for the Members and their beneficiaries and of defraying reasonable expenses of administering the Plan and Trust. Anything to the contrary herein notwithstanding, the Plan shall not be construed to vest any rights in the Employer other than those specifically given hereunder.



























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                                       XV.

                              FIDUCIARY PROVISIONS

         15.1 ARTICLE CONTROLS. This Article shall control over any contrary, inconsistent or ambiguous provisions contained in the Plan.

         15.2 GENERAL ALLOCATION OF FIDUCIARY DUTIES. Each fiduciary with respect to the Plan shall have only those specific powers, duties, responsibilities and obligations as are specifically given him under the Plan. The Directors shall have the sole authority to appoint and remove the Trustee. Except as otherwise specifically provided herein and in the Trust Agreement, the Committee shall have the sole responsibility for the administration of the Plan, which responsibility is specifically described herein. Except as otherwise specifically provided herein and in the Trust Agreement, the Trustee shall have the sole responsibility for the administration, investment, and management of the assets held under the Plan. It is intended under the Plan that each fiduciary shall be responsible for the proper exercise of his own powers, duties, responsibilities, and obligations hereunder and shall not be responsible for any act or failure to act of another fiduciary except to the extent provided by law or as specifically provided herein.

         15.3 FIDUCIARY DUTY. Each fiduciary under the Plan, including, but not limited to, the Committee and the Trustee as "named fiduciaries," shall discharge his duties and responsibilities with respect to the Plan:

                  (a) Solely in the interest of the Members, for the exclusive purpose of providing benefits to Members and their beneficiaries and of defraying reasonable expenses of administering the Plan and Trust;

                  (b) With the care, skill, prudence, and diligence under the circumstances then prevailing that a prudent man acting in a like capacity and familiar with such matters would use in the conduct of an enterprise of a like character and with like aims;

                  (c) By diversifying the investments of the Plan so as to minimize the risk of large losses, unless under the circumstances it is prudent not to do so; and

                  (d) In accordance with the documents and instruments governing the Plan insofar as such documents and instruments are consistent with applicable law.

No fiduciary shall cause the Plan or Trust Fund to enter into a "prohibited transaction" as provided in section 4975 of the Code or section 406 of the Act.

         15.4 DELEGATION AND ALLOCATION OF FIDUCIARY DUTIES. The Committee may appoint subcommittees, individuals, or any other agents as it deems advisable and may delegate to any of such appointees any or all of the powers and duties of the Committee. Such appointment and delegation must be in writing, specifying the powers or duties being delegated, and must be accepted in writing by the delegatee. Upon such appointment, delegation, and acceptance, the delegating Committee members shall have no liability for the acts or omissions of any such delegatee, as long as the delegating Committee members do not violate any fiduciary responsibility in making or continuing such delegation.

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

         15.5 INVESTMENT MANAGER. The Committee may, in its sole discretion, appoint an "investment manager," with power to select any or all of the Investment Funds available pursuant to Section 5.2 and/or with power to manage, acquire, or dispose of any asset of the Plan and to direct the Trustee in this regard, so long as:

                  (a) The investment manager is (1) registered as an investment adviser under the Investment Advisers Act of 1940, (2) not registered as an investment adviser under such act by reason of paragraph (1) of section 203A of such act, is registered as an investment adviser under the laws of the state (referred to in such paragraph (1)) in which it maintains its principal office and place of business, and, at the time it last filed the registration form most recently filed by it with such state in order to maintain its registration under the laws of such state, also filed a copy of such form with the Secretary of Labor, (3) a bank, as defined in the Investment Advisers Act of 1940, or (4) an insurance company qualified to do business under the laws of more than one state; and

                  (b) Such investment manager acknowledges in writing that he is a fiduciary with respect to the Plan.

Upon such appointment, the Committee shall not be liable for the acts of the investment manager, as long as the Committee members do not violate any fiduciary responsibility in making or continuing such appointment. The Trustee shall follow the directions of such investment manager and shall not be liable for the acts or omissions of such investment manager. The investment manager may be removed by the Committee at any time and within its sole discretion.










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                                      XVI.

                                   AMENDMENTS

         16.1 RIGHT TO AMEND. Subject to Section 16.2 and any other limitations contained in the Act or the Code, the Directors or the Compensation Committee of the Company's Board of Directors may from time to time amend, in whole or in part, any or all of the provisions of the Plan on behalf of the Company and all Employers; provided, however, that (a) any amendments to the Plan that do not have a significant cost impact on the Employer may also be made by the Committee and (b) any amendments to the Plan that do not have any cost impact on the Employer may also be made by the Chairman of the Committee. Further, but not by way of limitation, the Directors, the Compensation Committee of the Company's Board of Directors, the Committee, or the Chairman of the Committee may make any amendment necessary to acquire and maintain a qualified status for the Plan under the Code or to maintain the Plan in compliance with applicable law, whether or not retroactive.

         16.2 LIMITATION ON AMENDMENTS. No amendment of the Plan shall be made that would vest in the Employer, directly or indirectly, any interest in or control of the Trust Fund. No amendment shall be made that would vary the Plan's exclusive purpose of providing benefits to Members and their beneficiaries and of defraying reasonable expenses of administering the Plan or that would permit the diversion of any part of the Trust Fund from that exclusive purpose. No amendment shall be made that would reduce any then nonforfeitable interest of a Member. No amendment shall increase the duties or responsibilities of the Trustee unless the Trustee consents thereto in writing.
















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                                      XVII.

                  DISCONTINUANCE OF CONTRIBUTIONS, TERMINATION,
                PARTIAL TERMINATION, AND MERGER OR CONSOLIDATION

         17.1 RIGHT TO DISCONTINUE CONTRIBUTIONS, TERMINATE, OR PARTIALLY TERMINATE. The Employer has established the Plan with the bona fide intention and expectation that from year to year it will be able to, and will deem it advisable to, make its contributions as herein provided. However, the Directors realize that circumstances not now foreseen, or circumstances beyond its control, may make it either impossible or inadvisable for the Employer to continue to make its contributions to the Plan. Therefore, the Directors shall have the power to discontinue contributions to the Plan, terminate the Plan, or partially terminate the Plan at any time hereafter. Each member of the Committee and the Trustee shall be notified of such discontinuance, termination, or partial termination.

         17.2 PROCEDURE IN THE EVENT OF DISCONTINUANCE OF CONTRIBUTIONS, TERMINATION, OR PARTIAL TERMINATION.

                  (a) If the Plan is amended so as to permanently discontinue Employer Contributions, or if Employer Contributions are in fact permanently discontinued, the Vested Interest of each affected Member shall be 100%, effective as of the date of discontinuance. In case of such discontinuance, the Committee shall remain in existence and all other provisions of the Plan that are necessary, in the opinion of the Committee, for equitable operation of the Plan shall remain in force.

                  (b) If the Plan is terminated or partially terminated, the Vested Interest of each affected Member shall be 100%, effective as of the termination date or partial termination date, as applicable. Unless the Plan is otherwise amended prior to dissolution of the Company, the Plan shall terminate as of the date of dissolution of the Company.

                  (c) Upon discontinuance of contributions, termination, or partial termination, any previously unallocated contributions and forfeitures shall be allocated among the Accounts of the Members on such date of discontinuance, termination, or partial termination according to the provisions of Article IV. Thereafter, the net income (or net loss) shall continue to be allocated to the Accounts of the Members until the balances of the Accounts are distributed.

                  (d) In the case of a termination or partial termination of the Plan, and in the absence of a Plan amendment to the contrary, the Trustee shall pay the balance of the Accounts of a Member for whom the Plan is so terminated, or who is affected by such partial termination, to such Member, subject to the time of payment, form of payment, and consent provisions of Article X.

         17.3 MERGER, CONSOLIDATION, OR TRANSFER. This Plan and Trust Fund may not merge or consolidate with, or transfer its assets or liabilities to, any other plan, unless immediately thereafter each Member would, in the event such other plan terminated, be entitled to a benefit which is equal to or greater than the benefit to which he would have been entitled if the Plan were terminated immediately before the merger, consolidation, or transfer.

                                     XVIII.

                             PARTICIPATING EMPLOYERS

         18.1     PARTICIPATION AND DESIGNATION OF OTHER EMPLOYERS.

                  (a) The Committee may designate any entity or organization eligible by law to participate in the Plan and the Trust as an Employer by written instrument delivered to the Secretary of the Company and the designated Employer. Such written instrument shall specify the effective date of such designated participation, may incorporate specific provisions relating to the operation of the Plan which apply to the designated Employer only, and shall become, as to such designated Employer and its Employees, a part of the Plan.

                  (b) Each designated Employer shall be conclusively presumed to have consented to its designation or participation, as applicable, and to have agreed to be bound by the terms of the Plan and any and all amendments thereto upon its submission of information to the Committee required by the terms of or with respect to the Plan or upon making a contribution to the Trust Fund pursuant to the terms of the Plan; provided, however, that the terms of the Plan may be modified so as to increase the obligations of an Employer only with the consent of such Employer, which consent shall be conclusively presumed to have been given by such Employer upon its submission of any information to the Committee required by the terms of or with respect to the Plan or upon making a contribution to the Trust Fund pursuant to the terms of the Plan following notice of such modification.

                  (c) The provisions of the Plan and the Trust Agreement shall apply separately and equally to each Employer and its Employees in the same manner as is expressly provided for the Company and its Employees, except that the power to appoint or otherwise affect the Committee or the Trustee and the power to amend or terminate the Plan and the Trust Agreement shall be exercised by the Directors alone (except as provided in Section 16.1) and, in the case of Employers which are Controlled Entities, Employer Discretionary Contributions to be allocated pursuant to Section 4.1(d) shall be allocated on an aggregate basis among the Members employed by all Employers; provided, however, that each Employer shall contribute to the Trust Fund its share of the total Employer Discretionary Contribution for a Plan Year based on the Members in its employ during such Plan Year.

                  (d) Transfer of employment among Employers shall not be considered a termination of employment hereunder, and Service with one shall be considered as Service with all others.

                  (e) Any Employer may, by appropriate action of its Board of Directors or noncorporate counterpart that is communicated in writing to the Secretary of the Company and to the Committee, terminate its participation in the Plan and the Trust. Moreover, the Committee may, in its discretion, terminate an Employer's Plan and Trust participation at any time by written instrument delivered to the Secretary of the Company and the designated Employer.

         18.2 SINGLE PLAN. For purposes of the Code and the Act, the Plan as adopted by the Employers shall constitute a single plan rather than a separate plan of each Employer. All assets in the Trust Fund shall be available to pay benefits to all Members and their beneficiaries.

                                      XIX.

                            MISCELLANEOUS PROVISIONS

         19.1 NOT CONTRACT OF EMPLOYMENT. The adoption and maintenance of the Plan shall not be deemed to be a contract between the Employer and any person or to be consideration for the employment of any person. Nothing herein contained shall be deemed to give any person the right to be retained in the employ of the Employer or to restrict the right of the Employer to discharge any person at any time nor shall the Plan be deemed to give the Employer the right to require any person to remain in the employ of the Employer or to restrict any person's right to terminate his employment at any time.

         19.2 ALIENATION OF INTEREST FORBIDDEN. Except as otherwise provided with respect to "qualified domestic relations orders" and certain judgments and settlements pursuant to section 206(d) of the Act and sections 401(a)(13) and 414(p) of the Code and except as otherwise provided under other applicable law, no right or interest of any kind in any benefit shall be transferable or assignable by any Member or any beneficiary or be subject to anticipation, adjustment, alienation, encumbrance, garnishment, attachment, execution, or levy of any kind. Plan provisions to the contrary notwithstanding, the Committee shall comply with the terms and provisions of any "qualified domestic relations order," including an order that requires distributions to an alternate payee prior to a Member's "earliest retirement age" as such term is defined in section 206(d)(3)(E)(ii) of the Act and section 414(p)(4)(B) of the Code, and shall establish appropriate procedures to effect the same.

         19.3 UNIFORMED SERVICES EMPLOYMENT AND REEMPLOYMENT RIGHTS ACT REQUIREMENTS. Notwithstanding any provision of the Plan to the contrary, contributions, benefits, and service credit with respect to qualified military service will be provided in accordance with section 414(u) of the Code.

         19.4 PAYMENTS TO MINORS AND INCOMPETENTS. If a Member or beneficiary entitled to receive a benefit under the Plan is a minor or is determined by the Committee in its discretion to be incompetent or is adjudged by a court of competent jurisdiction to be legally incapable of giving valid receipt and discharge for a benefit provided under the Plan, the Committee may pay such benefit to the duly appointed guardian or conservator of such Member or beneficiary for the account of such Member or beneficiary. If no guardian or conservator has been appointed for such Member or beneficiary, the Committee may pay such benefit to any third party who is determined by the Committee, in its sole discretion, to be authorized to receive such benefit for the account of such Member or beneficiary. Such payment shall operate as a full discharge of all liabilities and obligations of the Committee, the Trustee, the Employer, and any fiduciary of the Plan with respect to such benefit.

         19.5 ACQUISITION AND HOLDING OF COMPANY STOCK. The Plan is specifically authorized to acquire and hold up to 100% of its assets in Company Stock so long as Company Stock is a "qualifying employer security," as such term is defined in Section 407(d)(5) of the Act.


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         19.6     POWER OF ATTORNEY DESIGNATIONS. In accordance with the
procedures established by the Committee, a Member may grant any individual a "Power of Attorney" to exercise, on behalf of such Member, any investment designation or conversion rights available to such Member under the Plan with respect to such Member's Accounts.

         19.7 MEMBER'S AND BENEFICIARY'S ADDRESS. It shall be the affirmative duty of each Member to inform the Committee of, and to keep on file with the Committee, his current mailing address and the current mailing address of his designated beneficiary. If a Member fails to keep the Committee informed of his current mailing address and the current mailing address of his designated beneficiary, neither the Committee, the Trustee, the Employer, nor any fiduciary under the Plan shall be responsible for any late or lost payment of a benefit or for failure of any notice to be provided timely under the terms of the Plan.

         19.8 INCORRECT INFORMATION, FRAUD, CONCEALMENT, OR ERROR. Any contrary provisions of the Plan notwithstanding, if, because of a human or systems error, or because of incorrect information provided by or correct information failed to be provided by, fraud, misrepresentation, or concealment of any relevant fact (as determined by the Committee) by any person the Plan enrolls any individual, pays benefits under the Plan, incurs a liability or makes any overpayment or erroneous payment, the Plan shall be entitled to recover from such person the benefit paid or the liability incurred, together with all expenses incidental to or necessary for such recovery.

         19.9 SEVERABILITY. If any provision of this Plan shall be held illegal or invalid for any reason, said illegality or invalidity shall not affect the remaining provisions hereof; instead, each provision shall be fully severable and the Plan shall be construed and enforced as if said illegal or invalid provision had never been included herein.

         19.10 JURISDICTION. The situs of the Plan is Texas. All provisions of the Plan shall be construed in accordance with the laws of Texas except to the extent preempted by federal law.









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                                      XX.

                                TOP-HEAVY STATUS

         20.1 ARTICLE CONTROLS. Any Plan provisions to the contrary notwithstanding, the provisions of this Article shall control to the extent required to cause the Plan to comply with the requirements imposed under section 416 of the Code.

         20.2 DEFINITIONS. For purposes of this Article, the following terms and phrases shall have these respective meanings:

                  (a) ACCOUNT BALANCE: As of any Valuation Date, the aggregate amount credited to an individual's account or accounts under a qualified defined contribution plan maintained by the Employer or a Controlled Entity (excluding employee contributions that were deductible within the meaning of section 219 of the Code and rollover or transfer contributions made after December 31, 1983, by or on behalf of such individual to such plan from another qualified plan sponsored by an entity other than the Employer or a Controlled Entity), increased by (1) the aggregate distributions made to such individual from such plan (including a terminated plan which, had it not been terminated, would have been aggregated with the Plan under section 416(g)(2)(A)(i) of the Code) during a one-year period (or, in the case of a distribution made for a reason other than separation from service, death or disability, a five-year period) ending on the Determination Date and (2) the amount of any contributions due as of the Determination Date immediately following such Valuation Date.

                  (b) ACCRUED BENEFIT: As of any Valuation Date, the present value (computed on the basis of the Assumptions) of the cumulative accrued benefit (excluding the portion thereof that is attributable to employee contributions that were deductible pursuant to section 219 of the Code, to rollover or transfer contributions made after December 31, 1983, by or on behalf of such individual to such plan from another qualified plan sponsored by an entity other than the Employer or a Controlled Entity, to proportional subsidies or to ancillary benefits) of an individual under a qualified defined benefit plan maintained by the Employer or a Controlled Entity increased by (1) the aggregate distributions made to such individual from such plan (including a terminated plan which, had it not been terminated, would have been aggregated with the Plan under section 416(g)(2)(A)(i) of the Code) during a one-year period (or, in the case of a distribution made for a reason other than separation from service, death or disability, a five-year period) ending on the Determination Date and (2) the estimated benefit accrued by such individual between such Valuation Date and the Determination Date immediately following such Valuation Date. Solely for the purpose of determining top-heavy status, the Accrued Benefit of an individual shall be determined under (1) the method, if any, that uniformly applies for accrual purposes under all qualified defined benefit plans maintained by the Employer and the Controlled Entities or (2) if there is no such method, as if such benefit accrued not more rapidly than under the slowest accrual rate permitted under section 411(b)(1)(C) of the Code.

                  (c) AGGREGATION GROUP: The group of qualified plans maintained by the Employer and each Controlled Entity consisting of (1) each plan in which a Key Employee participates and each other plan that enables a plan in which a Key Employee participates to meet the requirements of section 401(a)(4) or 410 of the Code or (2) each plan in which a Key Employee participates, each other plan that enables a plan in which a Key Employee participates to meet the requirements of section 401(a)(4) or 410 of the Code and any other plan that the Employer elects to include as a part of such group; provided, however, that the Employer may elect to include a plan in such group only if the group will continue to meet the requirements of sections 401(a)(4) and 410 of the Code with such plan being taken into account.

                  (d) ASSUMPTIONS: The interest rate and mortality assumptions specified for top-heavy status determination purposes in any defined benefit plan included in the Aggregation Group which includes the Plan.

                  (e) DETERMINATION DATE: For the first Plan Year of any plan, the last day of such Plan Year and for each subsequent Plan Year of such plan, the last day of the preceding Plan Year.

                  (f) KEY EMPLOYEE: A "key employee" as defined in
         section 416(i) of the Code and the Treasury regulations thereunder.

                  (g) PLAN YEAR: With respect to any plan, the annual accounting period used by such plan for annual reporting purposes.

                  (h) REMUNERATION: 415 Compensation as defined in Section 4.4.

                  (i) VALUATION DATE: With respect to any Plan Year of any defined contribution plan, the most recent date within the twelve-month period ending on a Determination Date as of which the trust fund established under such plan was valued and the net income (or loss) thereof allocated to Members' accounts. With respect to any Plan Year of any defined benefit plan, the most recent date within a twelve-month period ending on a Determination Date as of which the plan assets were valued for purposes of computing plan costs for purposes of the requirements imposed under section 412 of the Code.

         20.3     TOP-HEAVY STATUS.

                  (a) The Plan shall be deemed to be top-heavy for a Plan Year if, as of the Determination Date for such Plan Year, (1) the sum of Account Balances of Members who are Key Employees exceeds 60% of the sum of Account Balances of all Members unless an Aggregation Group including the Plan is not top-heavy or (2) an Aggregation Group including the Plan is top-heavy. An Aggregation Group shall be deemed to be top-heavy as of a Determination Date if the sum (computed in accordance with section 416(g)(2)(B) of the Code and the Treasury regulations promulgated thereunder) of (1) the Account Balances of Key Employees under all defined contribution plans included in the Aggregation Group and (2) the Accrued Benefits of Key Employees under all defined benefit plans included in the Aggregation Group exceeds 60% of the sum of the Account Balances and the Accrued Benefits of all individuals under such plans. Notwithstanding the foregoing, the Account Balances and Accrued Benefits of individuals who are not Key Employees in any Plan Year but who were Key Employees in any prior Plan Year shall not be considered in determining the top-heavy status of the Plan for such Plan Year. Further, notwithstanding the foregoing, the Account Balances and Accrued Benefits of individuals who have not performed services for the Employer or any Controlled Entity at any time during the one-year period ending on the applicable Determination Date shall not be considered.

                  (b) If the Plan is determined to be top-heavy for a Plan Year, the Employer shall contribute to the Plan for such Plan Year on behalf of each Member who is not a Key Employee and who has not terminated his employment as of the last day of such Plan Year an amount equal to:

                  (1) The lesser of (A) 3% of such Member's Remuneration for such Plan Year or (B) a percent of such Member's Remuneration for such Plan Year equal to the greatest percent determined by dividing for each Key Employee the amounts allocated to such Key Employee's Before-Tax Account and Employer Contribution Account for such Plan Year by such Key Employee's Remuneration; reduced by

                  (2) The amount of Employer Matching Contributions and Employer Discretionary Contributions allocated to such Member's Accounts for such Plan Year.

                  (c) The minimum contribution required to be made for a Plan Year pursuant to this Section for a Member employed on the last day of such Plan Year shall be made regardless of whether such Member is otherwise ineligible to receive an allocation of the Employer's contributions for such Plan Year. The minimum contribution required to be made pursuant to this Section shall also be made for an Eligible Employee who is not a Key Employee and who is excluded from participation in the Plan solely because of failing to make Before-Tax Contributions.

                  (d) Notwithstanding the foregoing, no contribution shall be made pursuant to this Section for a Plan Year with respect to a Member who is a participant in another defined contribution plan sponsored by the Employer or a Controlled Entity if such Member receives under such other defined contribution plan (for the plan year of such plan ending with or within the Plan Year of the Plan) a contribution which is equal to or greater than the minimum contribution required by section 416(c)(2) of the Code.

                  (e) Notwithstanding the foregoing, no contribution shall be made pursuant to this Section for a Plan Year with respect to a Member who is a participant in a defined benefit plan sponsored by the Employer or a Controlled Entity if such Member accrues under such defined benefit plan (for the plan year of such plan ending with or within the Plan Year of this Plan) a benefit that is at least equal to the benefit described in section 416(c)(1) of the Code. If the preceding sentence is not applicable, the requirements of this Paragraph shall be met by providing a minimum benefit under such defined benefit plan which, when considered with the benefit provided under the Plan as an offset, is at least equal to the benefit described in section 416(c)(1) of the Code.

         20.4 TERMINATION OF TOP-HEAVY STATUS. If the Plan has been deemed to be top-heavy for one or more Plan Years and thereafter ceases to be top-heavy, the provisions of this Article shall cease to apply to the Plan effective as of the Determination Date on which it is determined no longer to be top-heavy.

         20.5 EFFECT OF ARTICLE. Notwithstanding anything contained herein to the contrary, the provisions of this Article shall automatically become inoperative and of no effect to the extent not required by the Code or the Act.

         EXECUTED this 28th day of December, 2001.

                             DYNEGY INC.

                             By: /s/ Jane D. Jones
                                 ----------------------------------------------
                                 Name:  Jane D. Jones
                                       ----------------------------------------
                                 Title: Vice President - Rewards and Technology
                                       ----------------------------------------

                         DYNEGY INC. 401(k) SAVINGS PLAN

                                   APPENDIX A

                        WITHDRAWALS FROM TRIDENT ACCOUNTS

                  (a) A Member who has attained age fifty-nine and one-half and who has made all available withdrawals pursuant to Section 11.1(a) of the Plan may withdraw from his Trident Before-Tax Account an amount not exceeding the then value of such Account.

                  (b) A Member who is an Employee and who has made all available withdrawals under Section 11.1(a) of the Plan and Paragraph (a) above may withdraw from his Trident Matching Account any or all amounts held in such Account that have been so held for twenty-four months or more. A Member (other than a Member who has attained age 59 1/2 at the time the withdrawal is requested and who withdraws the entire balance of his Trident Before-Tax Account and his Trident Matching Account) who makes a withdrawal under this Paragraph may not make Before-Tax Contributions to the Plan for a period of six months following the date of such withdrawal.

                  (c) Not more than one withdrawal pursuant to the provisions of this Appendix A shall be made in any twelve month period; provided, however, that withdrawals may be made under Paragraphs (a) and (b) above, in accordance with the ordering rules therein, simultaneously.

                  (d) Except as provided in Paragraphs (a) and (c) above, all withdrawals pursuant to the provisions of this Appendix A shall be subject to the restrictions provided in Section 11.2 of the Plan.

                         DYNEGY INC. 401(k) SAVINGS PLAN

                                   APPENDIX B

                        WITHDRAWALS FROM DESTEC ACCOUNTS

                  (a) A Member who has attained age fifty-nine and one-half may withdraw from his Destec Before-Tax Account an amount not exceeding the then value of such Account. A withdrawal by a Member pursuant to the provisions of this Paragraph may not be for an amount equal to the lesser of (1) the then value of such Account or (2) $1,000.00.

                  (b) A Member who terminated employment with the Employer after attaining age fifty, the occurrence of whose Benefit Commencement Date is not prohibited by Section 10.1(e) of the Plan, may withdraw from his Destec Accounts an amount not exceeding the then value of such Accounts. An eligible Member may make no more than one withdrawal pursuant to the provisions of this Paragraph in any Plan Year.

                  (c) Except as provided in Paragraph (b) above, all withdrawals pursuant to the provisions of this Appendix B shall be subject to the restrictions provided in Section 11.2 of the Plan.

                         DYNEGY INC. 401(k) SAVINGS PLAN

                                   APPENDIX C

                         AMENDMENT TO ARTICLES IX AND X

         Effective as of May 1, 2002, Articles IX and X set forth in the main text of the Plan shall be deleted, and the following Articles IX and X shall be substituted therefor:

                                       IX.

                                 DEATH BENEFITS

         9.1 DEATH BENEFITS. Upon the death of a Member while an Employee, the Member's designated beneficiary shall be entitled to a death benefit, payable at the time and in the form provided in Article X, equal to the value of the Member's Accounts on his Benefit Commencement Date. Any contribution allocable to a Member's Accounts after his Benefit Commencement Date shall be distributed as soon as administratively feasible after the date that such contribution is paid to the Trust Fund.

         9.2      DESIGNATION OF BENEFICIARIES.

         (a) Each Member shall have the right to designate the beneficiary or beneficiaries to receive payment of his benefit in the event of his death. Each such designation shall be made by executing the beneficiary designation form prescribed by the Committee and filing such form with the Committee. Any such designation may be changed at any time by such Member by execution and filing of a new designation in accordance with this Section. Notwithstanding the foregoing, if a Member who is married on the date of his death has designated an individual or entity other than his surviving spouse as his beneficiary, such designation shall not be effective unless (1) such surviving spouse has consented thereto in writing and such consent (A) acknowledges the effect of such specific designation, (B) either consents to the specific designated beneficiary (which designation may not subsequently be changed by the Member without spousal consent) or expressly permits such designation by the Member without the requirement of further consent by such spouse, and (C) is witnessed by a Plan representative (other than the Member) or a notary public or (2) the consent of such spouse cannot be obtained because such spouse cannot be located or because of other circumstances described by applicable Treasury regulations. Any such consent by such surviving spouse shall be irrevocable.

         (b) If no beneficiary designation is on file with the Committee at the time of the death of the Member or if such designation is not effective for any reason as determined by the Committee, the designated beneficiary or beneficiaries to receive such death benefit shall be as follows:

                  (1) If a Member leaves a surviving spouse, his designated beneficiary shall be such surviving spouse; and

                  (2) If a Member leaves no surviving spouse, his designated beneficiary shall be (A) such Member's executor or administrator or (B) his heirs at law if there is no administration of such Member's estate.

         (c) Notwithstanding the preceding provisions of this Section and to the extent not prohibited by state or federal law, if a Member is divorced from his spouse and at the time of his death is not remarried to the person from whom he was divorced, any designation of such divorced spouse as his beneficiary under the Plan filed prior to the divorce shall be null and void unless the contrary is expressly stated in writing filed with the Committee by the Member. The interest of such divorced spouse failing hereunder shall vest in the persons specified in Paragraph (b) above as if such divorced spouse did not survive the Member.

                                       X.

                      TIME AND FORM OF PAYMENT OF BENEFITS

         10.1     DETERMINATION OF BENEFIT COMMENCEMENT DATE.

         (a) A Member's Benefit Commencement Date shall be the date that is as soon as administratively feasible after the date the Member or his beneficiary becomes entitled to a benefit pursuant to Article VI, VII, VIII, or IX unless the Member has been reemployed by the Employer or a Controlled Entity before such potential Benefit Commencement Date.

         (b)      Unless (1) the Member has attained age sixty-five or died,
(2) the Member consents to a distribution pursuant to Paragraph (a) within the ninety-day period ending on the date payment of his benefit hereunder is to commence pursuant to Paragraph (a), or (3) the Member's Vested Interest in his Accounts is not in excess of $5,000, the Member's Benefit Commencement Date shall be deferred to the date which is as soon as administratively feasible after the earlier of the date the Member attains age sixty-five or the Member's date of death, or such earlier date as the Member may elect by written notice to the Committee prior to such date. No less than thirty days (unless such thirty-day period is waived by an affirmative election in accordance with applicable Treasury regulations) and no more than ninety days before his Benefit Commencement Date, the Committee shall inform the Member of his right to defer his Benefit Commencement Date and shall describe the Member's Direct Rollover election rights pursuant to Section 10.3 below.

         (c) A Member's Benefit Commencement Date shall in no event be later than the sixtieth day following the close of the Plan Year during which such Member attains, or would have attained, his Normal Retirement Date or, if later, terminates his employment with the Employer and all Controlled Entities.

         (d) A Member's Benefit Commencement Date shall be in compliance with the provisions of section 401(a)(9) of the Code and applicable Treasury regulations thereunder and shall in no event be later than:

                  (1) For Members attaining age seventy and one-half before January 1, 1999 April 1 of the calendar year following the calendar year in which such Member attains the age of seventy and one-half;

                  (2) For Members attaining age seventy and one-half after December 31, 1998, April 1 of the calendar year following the later of
         (A) the calendar year in which such Member attains the age of seventy and one-half or (B) the calendar year in which such Member terminates his employment with the Employer and all Controlled Entities (provided, however, that clause (B) of this sentence shall not apply in the case of a Member who is a "five-percent owner" (as defined in section 416 of the Code) with respect to the Plan Year ending in the calendar year in which such Member attains the age of seventy and one-half); and

                  (3) In the case of a benefit payable pursuant to Article IX,
         (A) if payable to other than the Member's spouse, December 31 of the calendar year that contains the fifth anniversary of the Member's date of death or (B) if payable to the Member's spouse, the later of (i) December 31 of the calendar year that contains the fifth anniversary of the Member's date of death or (ii) December 31 of the calendar year in which such Member would have attained the age of seventy and one-half, unless such surviving spouse dies before the payment is made, in which case the Benefit Commencement Date may not be deferred beyond December 31 of the calendar year following the calendar year in which such surviving spouse dies.

The provisions of this Section notwithstanding, a Member may not elect to defer the receipt of his benefit hereunder to the extent that such deferral creates a death benefit that is more than incidental within the meaning of section 401(a)(9)(G) of the Code and applicable Treasury regulations thereunder. Further, a Member (other than a Member who is a "five-percent owner" (as defined in section 416 of the Code) with respect to the Plan Year ending in the calendar year in which such Member attains the age of seventy and one-half) who attains age seventy and one-half in calendar years 1996, 1997, or 1998, may elect to defer his Benefit Commencement Date until no later than April 1 of the calendar year following the later of (A) the calendar year in which such Member attains the age of seventy and one-half or (B) the calendar year in which such Member terminates his employment with the Employer and all Controlled Entities, provided, that such election is made by the later of the end of the calendar year in which such Member attains age seventy and one-half or December 31, 1997. With respect to distributions under the Plan made for calendar years beginning on or after January 1, 2001, the Plan will apply the minimum distribution requirements of section 401(a)(9) of the Code in accordance with the regulations under section 401(a)(9) of the Code that were proposed on January 17, 2001, notwithstanding any provisions of the Plan to the contrary. The provisions of the preceding sentence shall continue in effect until the end of the last calendar year beginning before the effective date of final regulations under section 401(a)(9) of the Code or such other date as may be specified in guidance published by the Internal Revenue Service.

         (e) Subject to the provisions of Paragraph (d), a Member's Benefit Commencement Date shall not occur unless the Article VI, VII, VIII, or IX event entitling the Member (or his beneficiary) to a benefit constitutes a distributable event described in section 401(k)(2)(B) of the Code and shall not occur while the Member is employed by the Employer or any Controlled Entity (irrespective of whether the Member has become entitled to a distribution of his benefit pursuant to Article VI, VII, VIII, or IX).

         (f) Paragraphs (a), (b), and (c) above notwithstanding, but subject to the provisions of Paragraph (d) above, a Member and the beneficiary of a Member who dies prior to his Benefit Commencement Date, other than a Member whose Vested Interest in his Accounts is not in excess of $5,000, must file a claim for benefits in the manner prescribed by the Committee before payment of his benefit will be made.

         (g) Notwithstanding the provisions of the Plan regarding availability of distributions from the Plan upon "termination of employment," a Member's Accounts shall be distributed on account of the Member's "severance from employment" as such term is used in section 401(k)(2)(B)(i)(I) of the Code. Distributions permitted under the Plan upon a Member's "severance from employment" pursuant to the preceding sentence shall apply for distributions on or after the Effective Date regardless of when the severance from employment occurred.

         (h) For purposes of this Section, in determining whether a Member's Vested Interest in his Accounts is not in excess of $5,000, the value of the Member's Vested Interest in his Accounts shall be determined without regard to that portion of his Accounts which is attributable to Rollover Contributions (and earnings allocable thereto) within the meaning of sections 402(c), 403(a)(4), 403(b)(8), 408(d)(3)(A)(ii) and 457(e)(16) of the Code. If
the value of a Member's Vested Interest in his Accounts as so determined is $5,000 or less, then the Member's entire nonforfeitable account balance (including amounts attributable to such Rollover Contributions) shall be immediately distributed in a single lump sum payment.

         10.2     FORM OF PAYMENT AND PAYEE.

         (a) Subject to the provisions of Paragraph (b) below, a Member's benefit shall be provided from the balance of such Member's Accounts under the Plan and shall be paid in cash in one lump sum on the Member's Benefit Commencement Date. Except as provided in Section 19.4, the Member's benefit shall be paid to the Member unless the Member has died prior to his Benefit Commencement Date, in which case the Member's benefit shall be paid to his beneficiary designated in accordance with the provisions of Section 9.2.

         (b) Benefits shall be paid (or transferred pursuant to Section 10.3) in cash except that a Member (or his designated beneficiary or legal representative in the case of a deceased Member) may elect to have the portion of his Accounts invested in Company Stock paid (or transferred pursuant to Section 10.3) in full shares of Company Stock with any balance (including fractional shares of Company Stock) to be paid or transferred in cash. Conversions of Company Stock to cash and cash to Company Stock shall be based upon the value of Company Stock on the Member's Benefit Commencement Date.

         10.3 DIRECT ROLLOVER ELECTION. Notwithstanding any provision of the Plan to the contrary that would otherwise limit a Distributee's election under this Section, a Distributee may elect, at the time and in the manner prescribed by the Committee, to have all or any portion of an Eligible Rollover Distribution (other than any portion attributable to the offset of an outstanding loan balance of such Member pursuant to the Plan's loan procedure) paid directly to an Eligible Retirement Plan specified by the Distributee in a Direct Rollover. The preceding sentence notwithstanding, a Distributee may elect a Direct Rollover pursuant to this Section only if such Distributee's Eligible Rollover Distributions during the Plan Year are reasonably expected to total $200 or more. Furthermore, if less than 100% of the Member's Eligible Rollover Distribution is to be a Direct Rollover, the amount of the Direct Rollover must be $500 or more. Prior to any Direct Rollover pursuant to this Section, the Committee may require the Distributee to furnish the Committee with a statement from the plan, account, or annuity to which the benefit is to be transferred verifying that such plan, account, or annuity is, or is intended to be, an Eligible Retirement Plan.

         10.4 UNCLAIMED BENEFITS. In the case of a benefit payable on behalf of a Member, if the Committee is unable to locate the Member or beneficiary to whom such benefit is payable, upon the Committee's determination thereof, such benefit shall be forfeited. The timing of such forfeiture shall comply with the time of payment rules described in Section 10.1. Notwithstanding the foregoing, if subsequent to any such forfeiture the Member or beneficiary to whom such benefit is payable makes a valid claim for such benefit, such forfeited benefit shall be restored to the Plan in the manner provided in Section 8.7.

         EXECUTED this 28th day of December, 2001.



                                  DYNEGY INC.


                                  By:    /s/ Jane D. Jones
                                         ---------------------------------------
                                  Name:  Jane D. Jones
                                         ---------------------------------------
                                  Title: Vice President - Rewards and Technology
                                         ---------------------------------------